Exhibit 10.1 AmericasActive:15368034.2 AmericasActive:15735513.2 CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K DUE TO PERSONAL PRIVACY CONCERNS. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION. SUBLEASE AGREEMENT BY AND BETWEEN BEYOND MEAT, INC., AS SUBLANDLORD, AND VARDA SPACE INDUSTRIES, INC., AS SUBTENANT EXECUTION COPY TABLE OF CONTENTS Page 1. Definitions; Acknowledgment of Receipt of Master Lease .................................................... 2 2. Sublease; Condition of Subleased Premises ........................................................................... 2 (a) Demise of Subleased Premises ....................................................................................... 2 (b) As-Is ................................................................................................................................ 2 (c) Delivery Condition.......................................................................................................... 2 3. Term ........................................................................................................................................ 3 (a) Commencement Date ...................................................................................................... 3 (b) Sublease Term ................................................................................................................. 3 (c) Extension Option; One Month Extension Option ........................................................... 4 4. Rent ......................................................................................................................................... 5 (a) Base Rent ........................................................................................................................ 5 (b) Payment of First Month’s Base Rent .............................................................................. 6 (c) Rent Abatement; Inducement Recapture ........................................................................ 7 (d) Additional Rent ............................................................................................................... 7 (e) Payment........................................................................................................................... 8 (f) Proration .......................................................................................................................... 8 (g) Survival ........................................................................................................................... 8 5. Letter of Credit ........................................................................................................................ 8 (a) Generally ......................................................................................................................... 8 (b) Delivery and Holding of Letter of Credit ....................................................................... 9 (c) Right to Draw on Letter of Credit ................................................................................... 9 (d) Use of Proceeds............................................................................................................. 10 (e) Additional Covenants of Subtenant .............................................................................. 10 (f) Transfer of Letter of Credit ........................................................................................... 11 (g) Reduction in Letter of Credit Amount .......................................................................... 11 6. Termination of Sublease ....................................................................................................... 11 7. Use ........................................................................................................................................ 12 8. FF&E..................................................................................................................................... 12 (a) Grant of License to Subtenant....................................................................................... 12 (b) Security Interest for Master Landlord Benefit .............................................................. 12 9. No Sublandlord Representations or Warranties Made.......................................................... 12 10. Improvement Allowance; Demising Wall Allowance ...................................................... 12 (a) Improvement Allowance ............................................................................................... 13 (b) Demising Wall Allowance ............................................................................................ 13 11. Master Lease ..................................................................................................................... 14 (a) Sublease Subject to Master Lease ................................................................................. 14 (b) Variations from Master Lease ....................................................................................... 14 (c) Master Landlord’s Performance under Master Lease ................................................... 15 (d) Sublandlord Not Responsible for Master Landlord’s Failure to Perform..................... 15 (e) Sublandlord Cooperation upon Master Landlord Failure to Perform ........................... 15 (f) Time Requirements under Master Lease Applicable to Sublease ................................ 16 12. Insurance ........................................................................................................................... 17 13. Casualty; Condemnation ................................................................................................... 17 (a) Casualty; If Master Lease Terminated .......................................................................... 17 (b) Casualty; If Master Lease Not Terminated ................................................................... 17 14. Alterations ......................................................................................................................... 18 (a) Consent Required .......................................................................................................... 18 (b) Subtenant Obligations Upon Expiration or Earlier Termination of Term .................... 19 (c) Security System and Access Control ............................................................................ 19 15. Sublease/Assignment ........................................................................................................ 19 16. Cure Periods; Curing of Defaults ...................................................................................... 20 17. Defaults ............................................................................................................................. 20 18. Electrical and HVAC ........................................................................................................ 20 (a) Electrical ....................................................................................................................... 20 (b) Shared Chiller ............................................................................................................... 20 (c) Self-Help Right ............................................................................................................. 21 (d) Sublandlord Objection to Proposed Reimbursement of Self-Help Right ..................... 21 (e) Emergency Condition ................................................................................................... 22 (f) Master Landlord Consent .............................................................................................. 22 19. Sublandlord’s Right to Enter the Subleased Premises ...................................................... 22 20. Indemnification ................................................................................................................. 22 (a) By Subtenant ................................................................................................................. 22 (b) By Sublandlord ............................................................................................................. 23 (c) Survival ......................................................................................................................... 23 21. Brokers .............................................................................................................................. 23 22. Master Landlord’s Consent ............................................................................................... 24 23. Venue ................................................................................................................................ 24 24. Costs .................................................................................................................................. 24 25. Governing Law ................................................................................................................. 24 26. Notice ................................................................................................................................ 24 27. Parking .............................................................................................................................. 25 28. Miscellaneous ................................................................................................................... 26 (a) No Waiver; WAIVER OF TRIAL BY JURY .............................................................. 26 (b) Headings; Amendment.................................................................................................. 26 (c) Severability ................................................................................................................... 26 (d) Counterparts .................................................................................................................. 26 (e) Successors and Assigns................................................................................................. 26 (f) Confidentiality .............................................................................................................. 26 (g) Restoration and Surrender ............................................................................................. 28 (h) Conflict between Master Lease and Sublease ............................................................... 28 (i) Quiet Enjoyment ............................................................................................................... 28 (j) Interpretation ..................................................................................................................... 28 29. Signage .............................................................................................................................. 28 30. Limitation of Liability....................................................................................................... 29 (a) Limitation of Liability; Waiver of Consequential Damages......................................... 29 (b) Assignment or Transfer of Sublandlord’s Interest ........................................................ 29 31. Sublandlord Representations, Warranties, and Covenants ............................................... 30 (a) Representations and Warranties .................................................................................... 30 (b) Covenants ...................................................................................................................... 30

Index of Defined Terms Additional Rent .................................................. 7 Allowance Reminder Notice ............................ 13 Alterations ........................................................ 18 Bank ................................................................... 9 Base Rent ........................................................... 5 Broker .............................................................. 23 Cash Collateral ................................................... 9 Cash Collateral Account .................................... 9 Claims .............................................................. 23 Collateral .......................................................... 12 Commencement Date ......................................... 3 Confidential Information ................................. 27 Delivery Date ..................................................... 2 Delivery Requirement ........................................ 2 Delivery Requirements ...................................... 2 Demising Wall ................................................. 13 Demising Wall Allowance ............................... 13 Emergency Condition ...................................... 22 Expiration Date .................................................. 3 Extension Option ............................................... 4 FF&E ............................................................... 12 Final LC Expiration Date ................................... 9 First Amendment ............................................... 1 Improved Space ................................................. 1 Improved Space Base Rent ................................ 5 Improved Space Commencement Date .............. 3 Inducement Provision ........................................ 7 Letter of Credit ................................................... 9 Letter of Credit Amount ..................................... 9 License Agreement ............................................ 2 losing party....................................................... 24 Master Landlord ................................................. 1 Master Landlord’s Consent .............................. 24 Master Lease ...................................................... 1 Net Worth......................................................... 19 New Lease ......................................................... 4 One Month Extension ........................................ 4 One Month Extension Option ............................ 4 Original Lease .................................................... 1 Outside Repair Period ...................................... 21 Permitted Alterations ....................................... 18 Permitted Transfer ........................................... 20 Permitted Transfers .......................................... 20 Premises ............................................................. 1 prevailing party ................................................ 24 Receiving Party ................................................ 27 Reduction Date ................................................ 11 Rent .................................................................... 7 Retained Premises .............................................. 1 Second Amendment ........................................... 1 Security Interest ............................................... 12 Shared Chiller .................................................. 20 Site Plan ............................................................. 1 Sublandlord ........................................................ 1 Sublandlord FF&E Default .............................. 12 Sublandlord Hazardous Substances ................... 2 Sublease ............................................................. 1 Sublease Option Term ....................................... 4 Subleased Premises ............................................ 1 Subtenant ........................................................... 1 Subtenant Parties ............................................. 23 Subtenant’s Security System ........................... 19 Subtenant’s Share .............................................. 7 Third Amendment .............................................. 1 Unimproved Space ............................................ 1 Unimproved Space Base Rent ........................... 5 Unimproved Space Commencement Date ......... 3 Warranty Period ................................................. 3 Work Letter ...................................................... 13 1 SUBLEASE AGREEMENT This Sublease Agreement (this “Sublease”) is executed as of July 22, 2025, by and between BEYOND MEAT, INC., a Delaware corporation (“Sublandlord”), and VARDA SPACE INDUSTRIES, INC., a Delaware corporation (“Subtenant”). RECITALS A. HC HORNET WAY, LLC, a Delaware limited liability company (“Master Landlord”), as landlord, and BEYOND MEAT, INC., a Delaware corporation, as tenant, entered into that certain Lease dated January 14, 2021 (the “Original Lease”), as amended by that certain: (i) First Amendment to Lease, dated as of September 17, 2024, by and between Sublandlord and Master Landlord (the “First Amendment”); (ii) Second Amendment to Lease, dated as of May 9, 2025, by and between Sublandlord and Master Landlord (the “Second Amendment”), and (iii) Third Amendment to Lease, dated as of July 16, 2025, by and between Sublandlord and Master Landlord (the “Third Amendment” and, with the Original Lease, First Amendment, Second Amendment, and other amendments and modifications thereto, collectively, the “Master Lease”), under which Sublandlord leased Suites A, B, C, D, E and G in the Building (as defined in the Master Lease) currently consisting of approximately 282,085 rentable square feet of space, which will be reduced to approximately 220,519 rentable square feet on the Suite A Termination Date (as defined in the Master Lease) (collectively, the “Premises”). The Building is located within a Project (as defined in the Master Lease) commonly known as 888 N. Douglas Street, El Segundo, California 90245. A copy of the Master Lease is attached to this Sublease as Exhibit A. B. Under the terms of the Master Lease, the Premises is separated into Phases, with the following square footages until the Suite A Termination Date: (i) Phase I-A consisting of approximately 72,351 rentable square feet of space, (ii) Phase I-B consisting of approximately 69,117 rentable square feet of space; (iii) Phase II-A, consisting of approximately 40,536 rentable square feet of space; (iv) Phase II-B consisting of approximately 61,566 rentable square feet of space; and (v) Phase III consisting of approximately 38,514 rentable square feet of space. C. Sublandlord desires to sublease to Subtenant a portion of the Premises consisting of approximately 54,749 rentable square feet of space comprised of: (i) a portion of Phase I-B that is improved and ready for occupancy consisting of approximately 16,967 rentable square feet of space (the “Improved Space”); (ii) a portion of Phase I-B that is in shell condition consisting of approximately 4,276 rentable square feet of space; and (iii) Phase III, which is also in shell condition and consists of approximately 33,506 rentable square feet of space (with the Phase I-B space described in sub-clause (ii) of this paragraph, the “Unimproved Space”). The Improved Space and/or Unimproved Space, individually and collectively, as context requires, are defined as the “Subleased Premises” and are shown on the site plan attached hereto as Exhibit B (the “Site Plan”). The Premises less the Subleased Premises is defined as the “Retained Premises”. D. Sublandlord desires to sublease to Subtenant the Subleased Premises, together with the non-exclusive right to use all common area facilities as provided by Master Landlord to Sublandlord under the Master Lease to the extent permitted under the Master Lease, and Subtenant desires to sublease the Subleased Premises from Sublandlord under and subject to the terms of this Sublease and of the Master Lease. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows: 2 1. Definitions; Acknowledgment of Receipt of Master Lease. All capitalized terms used herein but not defined shall have the meaning set forth in the Master Lease. Subtenant acknowledges that it has received and reviewed a copy of the Master Lease. 2. Sublease; Condition of Subleased Premises. (a) Demise of Subleased Premises. Effective on the Delivery Date (as defined below) Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires and subleases from Sublandlord, the Subleased Premises. Subject to Sublandlord’s reasonable access protocols, Subtenant and its employees, agents, and licensees shall also have the non-exclusive right to access and use the restroom facilities within the purple-shaded area depicted on the Site Plan and shall, upon not less than one (1) Business Day advanced notice (unless in an emergency, in which event Subtenant shall deliver as much advanced notice as is practicable under the circumstances), have access to the electrical and IDF rooms providing service to the Subleased Premises, and Sublandlord shall have the right to have an escort with Subtenant at all times during such period of access. The “Delivery Date” is defined as the date all of the following have been satisfied: (i) Subtenant and Sublandlord each have signed this Sublease and delivered the same to the other party hereto; (ii) Subtenant caused the irrevocable standby letter of credit to be delivered to Sublandlord, as required under the terms of described in Article 5 below; (iii) Subtenant delivered to Sublandlord evidence of the insurance required from Subtenant under the terms of this Sublease; and (iv) Sublandlord received Master Landlord’s Consent (as defined below). (b) As-Is. Except as otherwise expressly set forth in Section 2(c) below, the Subleased Premises shall be delivered to Subtenant “AS-IS, WITH ALL FAULTS”, as of the Delivery Date, without representation or warranty, oral or written, express, implied, statutory or otherwise, on the part of Sublandlord or its agents and representatives other than as expressly set forth in this Sublease. Sublandlord makes no representation or warranty as to whether Subtenant's intended use of the Subleased Premises is permitted under applicable laws. Sublandlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Subleased Premises or any part thereof either prior to or during the Term. Except as may be otherwise expressly set forth in this Sublease, the taking of possession of the Subleased Premises by Subtenant shall be deemed conclusive acceptance of the Subleased Premises in the condition required by this Sublease. Subtenant acknowledges and agrees that it has inspected the Subleased Premises, that the Subleased Premises is suitable or fit for its purposes and in good condition and repair and that Subtenant is not relying on any representations or warranties made by Sublandlord or any of Sublandlord’s officers, directors, employees, agents, brokers, or contractors regarding the Subleased Premises or the Project except as may be expressly set forth in this Sublease. (c) Delivery Condition. (i) Notwithstanding the provisions of Section 2(b) above, Sublandlord hereby agrees that it shall deliver the Subleased Premises to Subtenant on the Improved Space Commencement Date respecting the Improved Space, and on the Unimproved Space Commencement Date respecting the Unimproved Space (such requirements, collectively, “Delivery Requirements” and each a “Delivery Requirement”): (1) broom clean; (2) vacant; (3) free of debris and other personal property (except the FF&E (as defined herein) and Subtenant’s personal property at the Improved Space under the terms of the License Agreement (as defined below)); (4) free of Sublandlord Hazardous Substances (as defined below); and (5) with all Building systems located within the Subleased Premises and exclusively used by Sublandlord in the Subleased Premises in good working order and condition; except, that, a failure of a Delivery Requirement as a result of or arising from Subtenant’s use of any portion of the Subleased Premises under that certain License Agreement, dated as of April 30, 2025, by and between Sublandlord (as Licensor) and Subtenant (as Licensee) (the “License Agreement”) shall not be a breach by Sublandlord of this Section 2(c). As used in the immediately preceding sentence, “Sublandlord Hazardous Substances” are any Hazardous Materials (as such term is used in Section 28.26.5 of the Master Lease) that (a) was brought onto the Subleased Premises by Sublandlord or its employees, or by Sublandlord’s hired contractors or hired agents in connection with its or their work at the Premises on Sublandlord’s behalf 3 (it being acknowledged that Master Landlord and its contractors and agents are not agents of Sublandlord) during Sublandlord’s occupancy of the Subleased Premises, and (b) are required by applicable laws to be removed, encapsulated, or otherwise treated. (ii) If (1) a Delivery Requirement is not satisfied on the Improved Space Commencement Date for the Improved Space and the Unimproved Space Commencement Date for the Unimproved Space, or (2) a Delivery Requirement is satisfied as of the Improved Space Commencement Date for the Improved Space and the Unimproved Space Commencement Date for the Unimproved Space but becomes non-compliant within the first ninety (90) days from and after the applicable Commencement Date (such period, the “Warranty Period”), then Subtenant shall provide (a) written notice thereof to Sublandlord no later than seven (7) days from the date Subtenant becomes aware (or should have become aware) of such non-compliance (and in no event later than three (3) days after the date the Warranty Period expires) and (b) an opportunity to inspect the alleged failure or non-compliance and, if Sublandlord agrees that such failure or non-compliance exists, Sublandlord shall promptly repair such failure or non- compliance at its sole cost and expense (subject to the remaining provisions of this Section 2(c)(ii)) as Subtenant’s sole and exclusive remedy therefor. If Subtenant does not notify Sublandlord of any failure or non-compliance of a Delivery Requirement within the Warranty Period and such seven (7) day period, it shall be conclusively determined that the Subleased Premises comply with the warranty set forth in this Section 2(c)(ii). (iii) Notwithstanding anything to the contrary set forth in this Section 2(c), Sublandlord shall not be liable for any of the following: (1) removing, encapsulating, or otherwise treating any Sublandlord Hazardous Substances if Subtenant’s (or Subtenant’s agents’, employees’, or contractors’) negligent acts are the cause of such required removal, encapsulation, or treatment; or (2) correcting any non-compliance of a Delivery Requirement if such non-compliance is caused by (a) Subtenant’s (or Subtenant’s agents’, employees’, or contractors’) willful acts, over-standard use or use of a system or item for which such system or item is not designed, or negligent acts or omissions, (b) Subtenant’s specific manner of use of the Subleased Premises or the Building systems serving the Subleased Premises (and opposed to general office and lab use), or (c) any of Subtenant’s improvements, modifications, or alterations to be made within any portion of the Subleased Premises. 3. Term. (a) Commencement Date. This Sublease shall be effective as of the date set forth in the preamble of this Sublease; except, that, the continued effectiveness of this Sublease is conditioned on the Master Landlord’s Consent contemplated in Article 22. The “Improved Space Commencement Date” means the date that is thirty (30) days after the date of Master Landlord’s Consent, which is estimated to be on or about September 1, 2025. The “Unimproved Space Commencement Date” means the earlier to occur of: (i) the date Subtenant achieves substantial completion of its improvements within the Unimproved Space and receives a temporary Certificate of Occupancy or its equivalent, or (ii) thirteen (13) months following the date of Master Landlord’s Consent. The “Commencement Date” means either the Improved Space Commencement Date or the Unimproved Space Commencement Date, as context requires. (b) Sublease Term. The “Term” means the period beginning on the Improved Space Commencement Date and terminating at 11:59 p.m. on October 31, 2033 unless this Sublease is extended in accordance with Section 3(c) below or is sooner terminated as provided in this Sublease (as may be modified by the express terms of this Sublease, the “Expiration Date”). Promptly after the Improved Space Commencement Date, and again after the Unimproved Space Commencement Date, at either party’s request, Sublandlord and Subtenant shall execute and deliver an agreement in the form annexed hereto as Exhibit C setting forth the Commencement Date and the Expiration Date (but neither Sublandlord’s or Subtenant’s failure to request any such agreement nor the failure of Subtenant or Sublandlord to execute or deliver such an agreement shall vitiate or limit in any way the provisions of this Sublease). The failure of

4 Subtenant to execute and deliver such document on a timely basis shall constitute an automatic acceptance of the applicable Subleased Premises and an express acknowledgment by Subtenant that the statements included in Exhibit C are true and correct, without exception. (c) Extension Option; One Month Extension Option. (i) If Sublandlord exercises its first Option Term under Section 2.2 of the Master Lease by delivering Exercise Notice to Master Landlord, Sublandlord hereby grants to Subtenant one (1) option to extend the Term (the “Extension Option”) by five (5) years (the “Sublease Option Term”), subject to the provisions of this Section 3(c)(i). Sublandlord covenants to Subtenant that it shall exercise its first Option Term, if at all, under the Master Lease, not less than thirteen (13) months nor more than fifteen (15) months prior to the expiration of the Initial Lease Term. If Sublandlord exercises its first Option Term under the Master Lease by delivering Exercise Notice to Master Landlord, it shall concurrently provide a true and correct copy of the Exercise Notice to Subtenant. Subtenant’s exercise of the Extension Option is subject to the following conditions: (1) Subtenant provides to Sublandlord written notice not later than sixty (60) days after receiving a copy of the above-described Exercise Notice electing to exercise the Extension Option under this Section 3(c)(i), time being of the essence; (2) Subtenant is not in default under this Sublease beyond any applicable notice and cure period at the time Sublandlord receives the written notice described in sub-clause (1) above, and on the first day of the Sublease Option Term; and (3) the original named Subtenant in this Sublease and/or its Permitted Transferee has been and continues to be in full possession of the Subleased Premises. Subtenant agrees and acknowledges that if it exercises the Extension Option, it has no other right to extend the Term beyond the Sublease Option Term. Subtenant further agrees and acknowledges that the rights set forth in this Section 3(c)(i) shall be personal to Subtenant or its Permitted Transferee. Upon the exercise of the Sublease Option Term in accordance with this Section 3(c)(i), the Term shall be extended for the Sublease Option Term. The Base Rent payable by Subtenant during the first twelve (12) months of the Sublease Option Term shall be equal to the Fair Market Rent Sublandlord is obligated to pay Master Landlord under the Master Lease. On the first anniversary of the Sublease Option Term, the Base Rent shall be increased to one hundred three percent (103.00%) of the Base Rent in effect during the immediately preceding twelve (12) months, and on each subsequent anniversary of the Sublease Option Term for the remainder of the Term, the Base Rent shall be increased to one hundred three percent (103.00%) of the Base Rent in effect during the immediately preceding twelve (12) months of the Sublease Option Term. If, in connection with Sublandlord’s exercise of its first Option Term under Section 2.2 of the Master Lease, Sublandlord actually receives rent abatement, a bonus, an inducement, or other consideration under the Master Lease, then Subtenant shall be entitled to a proportionate share of such rent abatement, bonus, inducement, or consideration (based on the approximate rentable square footage of the Subleased Premises divided by the approximate rentable square footage of the Premises). (ii) If Sublandlord does not exercise its first Option Term under Section 2.2 of the Master Lease and, between November 1, 2032 and November 30, 2032, Subtenant (a) delivers to Sublandlord written notice exercising its option to extend this Sublease by one additional month (the “One Month Extension Option”), and (b) delivers to Master Landlord (with a concurrent copy to Sublandlord) written notice exercising its one-time right under the Master Landlord’s Consent to extend Subtenant’s occupancy of the Subleased Premises for an additional five (5) years beginning on December 1, 2033 as a direct tenant with Master Landlord under a new lease or similar agreement executed by Master Landlord and Subtenant and delivered to the other party thereto (the “New Lease”), then the initial Expiration Date shall be extended to 11:59 p.m. on November 30, 2033 (such period, the “One Month Extension”) upon the satisfaction of each of the following additional conditions : (1) Subtenant’s exercise of its extension right under the Master Landlord’s Consent complies with all applicable terms in the Master Landlord’s Consent necessary for an effective extension of Subtenant’s occupancy thereunder, (2) Subtenant delivers to Sublandlord a true and correct copy of the fully executed and delivered New Lease; (3) Subtenant is not in default under this Sublease beyond any applicable notice and cure period at the time Sublandlord receives 5 (y) the written notices described in sub-clauses (a) and (b) above of this Section 3(c)(ii) and (z) a copy of the New Lease described in sub-clause (2) above of this Section 3(c)(ii); and (4) each item referenced in sub-clauses (2) and (3), inclusive, of this Section 3(c)(ii) is satisfied before September 1, 2033. The Improved Space Base Rent and Unimproved Space Base for the One Month Extension Option shall be equal to the Improved Space Base Rent and Unimproved Space Base Rent for the October 2033 calendar month. (iii) If Subtenant exercises the One Month Extension Option in accordance with this Section 3(c), then: (1) on the revised Expiration Date of November 30, 2033, Sublandlord hereby sells, assigns, transfers, conveys, grants, bargains, and delivers to Subtenant all of Sublandlord’s right, title, and interest in and to the FF&E (which is subject to the encumbrance set forth in Article 8 below) on an “as-is” basis, with all faults, and without any express or implied representation or warranty whatsoever; (2) Sublandlord shall leave in the Subleased Premises upon the expiration of the Master Lease all alterations and FF&E therein as of the date of this Sublease; (3) Subtenant shall be responsible (at its sole cost and expense) for the removal of such alterations and FF&E from the Subleased Premises and the restoration of the same at the expiration or earlier termination of the New Lease, including, without limitation, the applicable alterations set forth on Exhibit 2 of the First Amendment, in accordance with the applicable provisions of the Master Lease, and (4) Subtenant shall indemnify, protect, defend, and hold Sublandlord harmless from and against all Claims (as defined in Section 20(a)(iii) below) that Sublandlord may incur or suffer by reason of Subtenant’s failure to remove the alterations and FF&E in accordance with sub-clause (3) above of this sentence and the applicable provisions of the New Lease; except, that, if Sublandlord no longer owns the FF&E prior to Subtenant’s exercise of the One Month Extension Option as a result of an occurrence of a Sublandlord FF&E Default as contemplated in Article 8 below, then the transfer of FF&E from Sublandlord from Subtenant under this Section 3(c)(ii) shall be null and void and of no force or effect, effective as of the date the Sublandlord FF&E Default occurs. 4. Rent. (a) Base Rent. During the Term (for purposes of this Section 4(a), measured from the Improved Space Commencement Date and Unimproved Space Commencement Date, as applicable), Subtenant shall pay to Sublandlord a (i) base rent for the Improved Space (the “Improved Space Base Rent”) and (ii) base rent for the Unimproved Space (the “Unimproved Space Base Rent”), each payable in lawful money of the United States of America in equal monthly installments in advance on the first day of each calendar month, without notice, demand, or deduction, and without setoff or deduction whatsoever (except as otherwise expressly set forth in this Sublease), as set forth in the tables below in this Section 4(a). “Base Rent” means the Improved Space Base Rent, and/or the Unimproved Space Base Rent, as context requires. Beginning on the first day of the thirteenth (13th) month following the (a) Improved Space Commencement Date respecting the Improved Space Base Rent and (b) Unimproved Space Commencement Date respecting the Unimproved Space Base Rent, and on the same day of every year after each of the Improved Space Commencement Date and Unimproved Space Commencement Date for the remainder of the Term (for purposes of this Section 4(a), measured from the Improved Space Commencement Date and Unimproved Space Commencement Date, as applicable), the Improved Space Base Rent and the Unimproved Space Commencement Date, as applicable, shall increase to an amount equal to one hundred three percent (103.00%) of the Improved Space Base Rent and/or Unimproved Space Base Rent, as applicable, in effect for the Subleased Premises for the immediately preceding twelve (12) months. Accordingly, the Improved Space Base Rent and the Unimproved Space Base Rent shall be as set forth in the tables below in this Section 4(a). Improved Space Base Rent Period Monthly Base Rent Annual Base Rent 6 Months 1-12 commencing on the Improved Space Commencement Date $50,901.00 $610,812.001 Months 13-24 $52,428.03 $629,136.661 Months 25-36 $54,000.87 $648,010.44 Months 37-48 $55,620.90 $667,450.80 Months 49-60 $57,289.52 $687,474.24 Months 61-72 $59,008.21 $708,098.52 Months 73-84 $60,778.46 $729,341.52 Months 85-96 $62,601.81 $751,221.72 Months 96-Initial Expiration Date2 $64,479.86 $773,758.32 If the Extension Option is Exercised, see Section 3(c)(i) Unimproved Space Base Rent Period Monthly Base Rent Annual Base Rent Months 1-12 commencing on the Unimproved Space Commencement Date $113,346.00 $1,360,152.003 Months 13-24 $116,746.38 $1,400,956.563 Months 25-36 $120,248.77 $1,442,985.24 Months 37-48 $123,856.23 $1,486,274.76 Months 49-60 $127,571.92 $1,530,863.04 Months 61-72 $131,399.08 $1,576,788.96 Months 73-84 $135,341.05 $1,624,092.60 Months 85-96 $139,401.28 $1,672,815.36 Months 96-Initial Expiration Date4 $143,583.32 $1,722,999.84 If the Extension Option is Exercised, see Section 3(c)(i) (b) Payment of First Month’s Base Rent. Subtenant shall pay the first (1st) monthly installment of the Improved Space Base Rent and Unimproved Space Base Rent within two (2) Business 1 Improved Space Base Rent for months 2-15, inclusive, measured from the Improved Space Commencement Date, shall be abated in accordance with Section 4(c) hereof. 2 If the One Month Extension Option is exercised in accordance with Section 3(c)(ii) above, the monthly Base Rent during the One Month Extension shall be as set forth in this row. 3 Unimproved Space Base Rent for months 2-15, inclusive, measured from the Unimproved Space Commencement Date, shall be abated in accordance with Section 4(c) hereof. 4 If the One Month Extension Option is exercised in accordance with Section 3(c)(ii) above, the monthly Base Rent during the One Month Extension shall be as set forth in this row. 7 Days of mutual execution and delivery of this Sublease, and the amount so paid shall be applied to the Base Rent payable for the first (1st) month after the Commencement Date. Sublandlord and Subtenant each acknowledge that the Sublease shall not be effective until such time as Sublandlord has received such first month’s rent, and failure to deliver the same within the period set forth above shall be an immediate default hereunder. (c) Rent Abatement; Inducement Recapture. Notwithstanding any provision of this Sublease to the contrary, so long as no event of default has occurred, (i) with respect to the Improved Space, the Improved Space Base Rent shall be abated to an amount that is one-half (1/2) of the Improved Space Base Rent then due for the second (2nd) through fifteenth (15th) months, inclusive, during the Term beginning on the Improved Space Commencement Date, and (ii) with respect to the Unimproved Space, the Unimproved Space Base Rent shall be abated to an amount that is one-half (1/2) of the Unimproved Space Base Rent then due for the second (2nd) through fifteenth (15th) months, inclusive, during the Term beginning on the Unimproved Space Commencement Date. The rent abatement described in this Section 4(c) and in Section 3(c)(i) (collectively, “Inducement Provision”) shall be deemed conditioned upon Lessee’s full and faithful performance of all the terms, covenants and conditions of this Sublease. Upon any event of default by Subtenant beyond applicable notice and cure periods that results in a termination of this Sublease, the unamortized portion (assuming the Inducement Provision is amortized on a straight-line basis from and after the Improved Space Commencement Date, Unimproved Commencement Date, and/or the first day of the Option Term, as applicable, and ending on the Expiration Date, as may be extended under this Sublease) of any such Inducement Provision shall automatically be deemed deleted from this Sublease and of no further force or effect, and the unamortized portion of any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by or on behalf of Sublandlord under such an Inducement Provision shall be immediately due and payable by Subtenant to Sublandlord, notwithstanding any subsequent cure of the above-described default by Subtenant. (d) Additional Rent. (i) In addition to Base Rent, commencing on the Improved Space Commencement Date respecting the Improved Space and the Unimproved Space Commencement Date respecting the Unimproved Space, Subtenant agrees to pay as additional rent: (i) within fifteen (15) days (or such shorter period if required under the Master Lease) Subtenant’s Share (as defined below) of Direct Expenses; (ii) within fifteen (15) days (or such shorter period if required under the Master Lease) following written invoice or demand therefor, any utility (except to the extent payable directly by Subtenant to the utility company), cleaning and janitorial charges and similar costs and expenses, personal property taxes, and insurance costs, paid by Sublandlord with respect to the Subleased Premises; and (iii) except as otherwise provided in this Sublease, within fifteen (15) days following written invoice or demand therefor (or such shorter period if required under the Master Lease), all other sums and other charges required to be paid by Subtenant under this Sublease (the foregoing, collectively, “Additional Rent”) (Base Rent and Additional Rent are collectively referred to herein as “Rent”); provided, however, Subtenant shall only have an obligation to pay for janitorial or cleaning costs incurred by Sublandlord to the extent such costs are incurred as a result of such provider servicing the Subleased Premises and Subtenant has elected to use such provider, otherwise Subtenant shall pay for its own janitorial and cleaning costs with any other vendor. Sublandlord shall bill Subtenant, in accordance with the immediately preceding sentence, for its share of the cost of cleaning, repairing, maintaining, and replacing, as applicable, the restroom and related facilities within the purple-shaded area depicted on the Site Plan, which share shall be without mark-up and made in Sublandlord’s good faith discretion. As used in this Sublease, “Subtenant’s Share” is defined as (1) 6.01% from the Improved Space Commencement Date until the day immediately before the Unimproved Space Commencement Date (based on approximately 16,967 rentable square feet in the Improved Space divided by approximately 282,085 rentable square feet in the Premises), and (2) 19.41% from the Unimproved Space Commencement Date until the expiration or earlier termination of the Term (based on the sum of approximately 37,782 rentable square feet in the Unimproved Space and approximately 16,967 rentable square feet in the Improved Space divided by approximately 282,085 rentable square feet in the Premises);

8 except, that, beginning on the Suite A Termination Date, Subtenant’s Share shall be revised to mean (i) 7.69% until the day immediately before the Unimproved Space Commencement Date (based on approximately 16,967 rentable square feet in the Improved Space divided by approximately 220,519 rentable square feet in the Premises), and (ii) 24.83% until the expiration or earlier termination of the Term (based on the sum of approximately 37,782 rentable square feet in the Unimproved Space and approximately 16,967 rentable square feet in the Improved Space divided by approximately 220,519 rentable square feet in the Premises). Notwithstanding anything to the contrary set forth in this Sublease other than Section 3(c) and Section 28(g), Subtenant shall not be responsible for the payment of any Additional Rent (1) to the extent arising from the gross negligence or willful misconduct of Sublandlord or its employees or agents (it being acknowledged that Master Landlord and its contractors and agents are not agents of Sublandlord), (2) attributable to the period before the Improved Space Commencement Date respecting the Improved Space, the Unimproved Space Commencement Date respecting the Unimproved Space, or after the expiration of the Term, or (3), except as otherwise expressly set forth in this Sublease, in connection with any Tenant Improvements Subject to Restoration in the Subleased Premises as of the effective date of this Sublease. (ii) Sublandlord shall cause a revenue meter to be installed to measure the usage of electricity within the Subleased Premises, and Subtenant shall pay the cost of electricity based on the metered usage. If utilities serving the Subleased Premises is not separately metered, Sublandlord shall bill Subtenant for the cost of such utilities, without mark-up, in Sublandlord’s good faith discretion; provided, however, that Subtenant shall have the right to request an audit of Sublandlord’s proposed allocation of utility charges and if it is determined that Sublandlord has not exercised its good faith discretion in billing Subtenant for such utility use, Sublandlord shall promptly reimburse Subtenant for any overcharged or improperly charged amounts together with all reasonable out-of-pocket costs incurred by Subtenant with such audit. Sublandlord may, at Sublandlord’s option, invoice Subtenant for such charges on a quarterly or monthly basis. (e) Payment. Subtenant shall pay Rent (and all other payments under this Sublease) to Sublandlord at the address set forth in Article 23, or by ACH or wire transfer pursuant to separate instructions provided by Sublandlord, or on written notice from Sublandlord, to Sublandlord’s assignee or such other place as Sublandlord may designate from time to time in writing to Subtenant. Rent shall be paid to Sublandlord without demand, deduction, recoupment, offset or counterclaim (except to the extent otherwise expressly set forth in this Sublease), in lawful money of the United States of America. (f) Proration. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, Rent shall be prorated on the basis of a thirty (30) day period and the actual number of days elapsed. (g) Survival. The expiration or earlier termination of this Sublease shall not affect the obligations set forth in this Article 4 that have accrued up to and including the Expiration Date or earlier termination of this Sublease, but shall exclude any and all obligations that first arise from and after such Expiration Date or earlier termination unless otherwise specifically permitted under this Sublease and are attributable to a period after the Expiration Date or earlier termination of this Sublease. 5. Letter of Credit. (a) Generally. Concurrently with Subtenant’s execution of this Sublease, Subtenant shall deliver to Sublandlord a Letter of Credit (as defined below), as additional collateral for the full performance by Subtenant of all its obligations under this Sublease and for all losses and damages Sublandlord may suffer as a result of any default by Subtenant under this Sublease, including, without limitation, any post lease termination damages under Section 1951.2 of the California Civil Code. If Sublandlord shall be entitled to draw the Letter of Credit in whole or in part pursuant to Section 5(c) below, Sublandlord shall have the right, at its option, either to deposit the cash proceeds of any such draw upon 9 the Letter of Credit into a cash collateral account (the “Cash Collateral Account” and the cash in the Cash Collateral Account, the “Cash Collateral”) established in Sublandlord’s name and maintained by Sublandlord or to apply the proceeds to the obligations of Subtenant due or to become due hereunder. The Cash Collateral Account shall be under the sole dominion and control of Sublandlord and Sublandlord shall have the sole right to make withdrawals from the Cash Collateral Account and to exercise all rights with respect to the amounts deposited in the Cash Collateral Account. With respect to any sums in the Cash Collateral Account, Subtenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of applicable laws, now or hereafter in effect, which (1) establish the time frame by which Sublandlord must refund a security deposit under a lease, and/or (2) provide that Sublandlord may claim from the security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Subtenant or to clean the Subleased Premises, it being agreed that Sublandlord may, in addition, claim those sums specified in this Article 5 and/or those sums reasonably necessary to compensate Sublandlord for any loss or damage caused by Subtenant’s breach of this Sublease or the acts or omissions of Subtenant, including any damages Sublandlord suffers following termination of this Sublease. (b) Delivery and Holding of Letter of Credit. The initial letter of credit and any replacement letter of credit issued in accordance with Section 5(a) shall be a standby, clean, unconditional, irrevocable, transferable letter of credit (the “Letter of Credit”), in the face amount of One Million Five Hundred Sixty-Four Thousand Five Hundred Twenty-Seven and 00/100 Dollars ($1,564,527.00) (as may be reduced under Section 5(g) below, the “Letter of Credit Amount”), naming Sublandlord as beneficiary, issued by JP Morgan Chase (or, if JP Morgan Chase ceases to exist, a financial institution acceptable to Sublandlord in Sublandlord’s sole discretion) (the “Bank”), permitting multiple and partial draws thereon, permitting draws via overnight courier or facsimile, in form acceptable to Sublandlord in its sole discretion. The form of initial Letter of Credit containing the terms required by this Article 5 is attached hereto on Exhibit D. Subtenant shall cause each Letter of Credit to be continuously maintained in effect (whether through replacement, renewal, or extension) in the Letter of Credit Amount through the date (the “Final LC Expiration Date”) that is ninety (90) days after the later to occur of the scheduled Expiration Date of the Term and the date of delivery of exclusive possession of the Subleased Premises to Sublandlord or Master Landlord, as applicable. If the Letter of Credit held by Sublandlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), Subtenant shall deliver a new Letter of Credit or certificate of renewal or extension to Sublandlord not later than thirty (30) days prior to the expiration date of the Letter of Credit then held by Sublandlord. Any renewal or replacement Letter of Credit shall comply with all of the provisions of this Article 5 shall be irrevocable, transferable (including by way of collateral assignment) and shall remain in effect (or be automatically renewable) through the Final LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Sublandlord in its sole discretion. Each Letter Credit shall be governed by the International Standby Practices-ISP98 or Uniform Standard Practices-500 or any standard set of practices replacing ISP98 or USP-500. (c) Right to Draw on Letter of Credit. Sublandlord shall have the immediate right to draw upon the Letter of Credit, in whole or in part, at any time and from time to time: (i) if Subtenant is in default under this Sublease, after any applicable notice and cure period expressly set forth in this Sublease; (ii) if the Letter of Credit held by Sublandlord expires (or is set to expire) earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), and Subtenant fails to deliver to Sublandlord, at least thirty (30) days prior to the expiration date of the Letter of Credit then held by Sublandlord, a renewal or substitute Letter of Credit that is in effect and that complies with the provisions of this Article 5; (iii) Subtenant is placed into receivership or conservatorship, or becomes subject to similar proceedings under federal or state law or consents to dissolution; or (iv) any of the Bank’s Fitch ratings (or other comparable ratings to the extent the Fitch ratings are no longer available) have been reduced below an “A” rating, or there is otherwise a material adverse change in the financial condition of Bank and Subtenant has failed to provide Sublandlord with a 10 replacement Letter of Credit, confirming in all respects to the requirements of this Article 5 within fifteen (15) days following Sublandlord’s written demand therefor (with no other notice or cure or grace period being applicable, notwithstanding anything to the contrary set forth in this Sublease). Notwithstanding anything to the contrary set forth in this Sublease, if Sublandlord is prevented from delivering a notice of default to Subtenant for any reason, including, without limitation, because Subtenant has filed a voluntary petition, or an involuntary petition has been filed against Subtenant, under the Bankruptcy Code, then no such notice and cure period will be required. Except as expressly set forth in this Section 5(b) below, no condition or term of this Sublease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Subtenant hereby acknowledges and agrees that Sublandlord is entering into this Sublease in material reliance upon the ability of Sublandlord to draw upon the Letter of Credit upon the occurrence of any event of default by Subtenant under this Sublease or upon the occurrence of any of the other events described above in this Section 5(c). Subtenant agrees not to interfere in any way with payment to Sublandlord of the proceeds of the Letter of Credit before a “draw” by Sublandlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Subtenant and Sublandlord as to Sublandlord’s right to draw on the Letter of Credit; except, that, nothing contained in this Section will be deemed to prohibit Subtenant from challenging the validity or amount of such draw after the draw occurs. If Sublandlord draws upon the Letter Credit as provided in this Article 5 and retains excess proceeds of such draw in the Cash Collateral Account, Subtenant shall only be required to cause the face value of the Letter of Credit to be restored to an amount equal to the Letter of Credit Amount less the amount of excess proceeds which Sublandlord has deposited in the Cash Collateral Account. (d) Use of Proceeds. The proceeds of the Letter of Credit shall constitute Sublandlord’s sole and separate property (and not Subtenant’s property or the property of Subtenant’s bankruptcy estate) and Sublandlord may immediately upon any draw (and without notice to Subtenant) apply or offset the proceeds of the Letter of Credit: (i) against any rent payable by Subtenant under this Sublease that is not paid when due; (ii) to cure any breach or default of Subtenant and to compensate Sublandlord for all the detriment proximately caused by Subtenant’s failure to perform its obligations under this Sublease or which in the ordinary course of things would be likely to result therefrom, specifically including, without limitation, brokerage commissions, advertising expenses and any other damages that accrue upon termination of the Sublease under the Sublease and/or Section 1951.2 of the California Civil Code or any similar provision. Provided Subtenant has performed all of its obligations under this Sublease, Sublandlord agrees to pay to Subtenant within thirty (30) days after the Final LC Expiration Date the unapplied Cash Collateral; provided, that, if prior to the Final LC Expiration Date a voluntary petition is filed by Subtenant, or an involuntary petition is filed against Subtenant by any of Subtenant's creditors, under the Federal Bankruptcy Code, then Sublandlord shall not be obligated to make such Cash Collateral until either all preference issues relating to payments under this Sublease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal. (e) Additional Covenants of Subtenant. If, as result of any application or use by Sublandlord of all or any part of the Letter of Credit (except as set forth in the last sentence of Section 5(c)), the amount of the Letter of Credit is less than the Letter of Credit Amount, Subtenant shall, within ten (10) days thereafter, cause the Letter of Credit to be increased by the amount applied or used (except as set forth in the last sentence of Section 5(c)) or provide Sublandlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) Letter of Credit shall comply with all of the applicable provisions of this Article 5, and if Subtenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Sublease, the same shall, at Sublandlord’s election, constitute an uncurable event of default by Subtenant. Subtenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Sublandlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. 11 (f) Transfer of Letter of Credit. Sublandlord may, at any time and without notice to Subtenant and without first obtaining Subtenant's consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, including Sublandlord’s lender, and/or to have the Letter of Credit reissued in the name of Sublandlord’s lender upon Sublandlord’s (or Sublandlord’s successor’s or assign’s, as applicable) written request, in connection with a sale, transfer, financing, refinancing, ground lease, or master lease, of all or a portion of the Premises, Building, or Project, as applicable. If Sublandlord transfers its interest in any portion of the Premises, Building, or Project, and transfers the Letter of Credit (or any proceeds thereof then held by Sublandlord) in whole or in part to the transferee, Sublandlord shall, without any further agreement between the parties hereto, thereupon be released by Subtenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Sublandlord, Subtenant shall, at Subtenant’s sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents, and instruments as may be necessary to effectuate such transfer. Subtenant shall be responsible for paying the Bank’s transfer and processing fees in connection with any transfer of the Letter of Credit and, if Sublandlord advances any such fees (without having any obligation to do so), Subtenant shall reimburse Sublandlord for any such transfer or processing fees within ten (10) days after Sublandlord’s written request therefor. In the event of a release by Master Landlord of all liability of Sublandlord under the Master Lease and the Master Landlord’s agreement to assume Sublandlord’s obligation to return the Letter of Credit or Cash Collateral, Sublandlord shall have the right to transfer the Letter of Credit or Cash Collateral to the Master Landlord and on such transfer, Sublandlord shall (without more) be released by Subtenant from all liability for the return of the Letter of Credit or Cash Collateral; and Subtenant shall look solely to Master Landlord for the return of the Letter of Credit or any such Cash Collateral. (g) Reduction in Letter of Credit Amount. If Subtenant is not in default under this Sublease as of the applicable Reduction Date (as defined below) beyond any applicable notice and cure period, then the Letter of Credit Amount shall be reduced (i) by Three Hundred Ninety-One Thousand One Hundred Thirty-One and 75/100 Dollars ($391,131.75) (i.e., 25% of the initial Letter of Credit Amount) on the third (3rd) anniversary of the Unimproved Space Commencement Date (for a new Letter of Credit Amount of One Million One Hundred Seventy-Three Thousand Three Hundred Ninety-Five and 25/100 Dollars ($1,173,395.25)), and (ii) on condition that the Letter of Credit Amount reduction in clause (i) above of this sentence has occurred, by another Three Hundred Ninety-One Thousand One Hundred Thirty- One and 75/100 Dollars ($391,131.75) on the fourth (4th) anniversary of the Unimproved Space Commencement Date (for a new Letter of Credit Amount of Seven Hundred Eighty-Two Thousand Two Hundred Sixty-Three and 50/100 Dollars ($782,263.50)) (each date referenced in sub-clauses (i) and (ii) above shall be referred to herein as the “Reduction Date”). For the avoidance of doubt, Subtenant’s reduction request shall not be made prior to the applicable Reduction Date. If Subtenant is entitled to a reduction of the Letter of Credit Amount pursuant to the terms of this Section 5(g), then Subtenant shall accomplish the reduction of the Letter of Credit Amount by Subtenant either providing to Sublandlord (x) an amendment to the existing Letter of Credit (in form and content reasonably acceptable to Sublandlord) modifying the Letter of Credit Amount to the amount then required under this Section 5(g), or (y) an entirely new Letter of Credit (in form and content otherwise required in this Article 5) in the total Letter of Credit Amount then required under this Section 5(g). Following each Reduction Date, Sublandlord shall have no right to demand, and Subtenant shall have no obligation to replenish, the Letter of Credit or Cash Collateral in excess of the then applicable Letter of Credit Amount. 6. Termination of Sublease. If at any time prior to the Expiration Date, the Master Lease is terminated for any reason, or Sublandlord’s right to possession of the Premises is terminated without termination of the Master Lease, this Sublease shall terminate at such time without further action on the part of Sublandlord or Master Landlord and Subtenant shall have no further right to possession of the Subleased Premises, subject to any recognition rights provided by Master Landlord to Subtenant pursuant to the terms of the Master Landlord’s Consent. Sublandlord shall promptly forward to Subtenant, upon

12 receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as tenant under the Master Lease. In the event of any expiration or termination of this Sublease pursuant to this Article 6, Sublandlord and Subtenant, effective upon such termination or expiration, shall be relieved of all liability and obligation hereunder, except (i) liabilities and obligations that accrued or arose during the Term but prior to the date of such termination or expiration, (ii) liabilities and obligations relating to any breach hereof or default hereunder prior to said date that remains uncured, and (iii) any liability or obligation hereunder that expressly survives such expiration or earlier termination under the express terms of this Sublease. 7. Use. Subtenant may use the Subleased Premises for any purpose that is permitted under the Master Lease, and subject to Master Landlord’s prior written approval, lab, research and development, assembly and manufacturing, in each case, of pharmaceutical products, and for no other use or purpose, unless first approved in writing by Master Landlord and Sublandlord, which approvals may withhold in its and their sole discretion. 8. FF&E. (a) Grant of License to Subtenant. Sublandlord hereby grants Subtenant a license to use Sublandlord’s furniture, fixtures (including the laboratory facilities in the Improved Space) (collectively, “FF&E”), as set forth on Exhibit F attached hereto, during the Term solely for the intended purpose of such FF&E and in accordance with the Agreed Use. Subtenant shall ensure that Subtenant’s employees and agents who use the FF&E operate the FF&E in accordance with manufacturer instructions and all applicable laws. Except as otherwise expressly set forth in the Master Lease, title to all FF&E is and shall remain with Sublandlord. Subtenant acknowledges it has inspected the FF&E and agrees to accept the FF&E “AS-IS,” “WHERE-IS,” and “WITH ALL FAULTS” as of the date hereof. SUBLANDLORD DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, RESPECTING THE FF&E, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Subtenant shall keep the FF&E in the same condition as exists on the date the Improved Space is delivered to Subtenant, ordinary wear and tear and damage by casualty excepted, and shall be responsible for all maintenance, repairs and replacements of the FF&E during the Term at Subtenant’s sole cost and expense. (b) Security Interest for Master Landlord Benefit. Sublandlord, Subtenant, and Master Landlord intend that if (i) a Default under Section 19.1.4 of the Master Lease occurs and (ii) Master Landlord recognizes Subtenant as “Tenant” pursuant to the terms of the Master Landlord’s Consent (the occurrence of each of the items described in sub-clauses (i) and (ii) of this sentence is defined as the “Sublandlord FF&E Default”), then Master Landlord will control the FF&E so that Subtenant may continue to use the Subleased Premises and the FF&E for its intended use. Accordingly, to implement such intention, and for the purpose of securing the foregoing: (1) Sublandlord hereby grants to Master Landlord a security interest (collectively, the “Security Interest”) in the FF&E (the “Collateral”); except, that, prior to the occurrence of a Sublandlord FF&E Default and subject to Subtenant’s rights under Section 8(a) above, Sublandlord may use the FF&E (or may grant such use to Subtenant) in the ordinary course of its business, without the consent of the Master Landlord; (2) Master Landlord may enforce its Security Interest upon the occurrence of a Sublandlord FF&E Default; and (3) upon written request from Master Landlord, Sublandlord shall execute, acknowledge and deliver such documents or instruments as reasonably may be required by Master Landlord to perfect its security interest in the Collateral. 9. No Sublandlord Representations or Warranties Made. Subtenant acknowledges that Sublandlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair, or decorate the Subleased Premises and that no representations or warranties respecting the condition of the Subleased Premises, the Building, or the Project have been made by or on behalf of Sublandlord to Subtenant other than as expressly set forth in Section 2(c) of this Sublease. 10. Improvement Allowance; Demising Wall Allowance. 13 (a) Improvement Allowance. Subject to Master Landlord’s written consent and the provisions of the work letter attached hereto as Exhibit E and made a part hereof (the “Work Letter”), Subtenant shall receive an improvement allowance equal to $3,350,600.00, to use in constructing improvements within the Unimproved Space. Use of the improvement allowance and construction of the improvements within the Unimproved Space shall be subject to the terms and provisions of the Work Letter. (b) Demising Wall Allowance. (i) In addition, Sublandlord shall pay to Subtenant, without Sublandlord mark-up, the actual out-of-pocket cost of constructing a demising wall and demising partition, as applicable, in the locations set forth on Exhibit H (collectively, the “Demising Wall”), which amount shall not exceed the sum of $80,000 (“Demising Wall Allowance”) and shall be disbursed in accordance with Section 10(b)(ii) hereof. Sublandlord shall pay the Demising Wall Allowance to Subtenant in accordance with the applicable provisions of the Work Letter. If Sublandlord fails to timely disburse any portion of the Demising Wall Allowance despite Subtenant having complied with all applicable provisions of this Sublease and the Work Letter, and such failure remains uncured for three (3) Business Days after Subtenant delivers to Sublandlord written notice that includes the following statement in bold, all caps, and not less than 12-point font at the top of the notice: “BEYOND MEAT/VARDA SPACE INDUSTRIES--YOUR FAILURE TO DISBURSE THE DEMISING WALL ALLOWANCE AS REQUESTED IN THIS NOTICE SHALL RESULT IN SUBTENANT EXERCISING OFFSET RIGHTS PURSUANT TO THE SUBLEASE” (the “Allowance Reminder Notice”), on condition that Sublandlord did not or does not notify Subtenant prior to the expiration of such three (3)-Business Day period that it disputes such payment in good faith and setting forth the reasons therefor in reasonable detail, then until such overdue installment is paid or reimbursed by Sublandlord, interest shall accrue thereon at an annual rate equal to 5% above the rate then most recently announced by Wells Fargo Bank or its successor as its prime rate, from time to time in effect (except, that, in no case shall such rate be higher than the highest rate permitted by applicable law), from the date of Subtenant’s notice until same is paid or offset against rent in the Sublease as set forth below in this Article 10. If the payment of the Demising Wall Allowance that is properly due remains unpaid after the Allowance Reminder Notice has been delivered in accordance with the requirements of this Sublease, the cure period has elapsed without the Demising Wall Allowance having been paid, and there is no good faith dispute over such payment, then Subtenant may credit such overdue Demising Wall Allowance (together with interest accruing thereon at the aforementioned interest rate from the date of Subtenant’s reminder notice until such amount is fully credited), against the monthly installment(s) of Base Rent next payable under the Sublease until such overdue installment(s) (together with interest accruing thereon) is paid in full. Except as set forth in this Section 10(b), Sublandlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Subleased Premises. (ii) Sublandlord shall reimburse Subtenant from the Demising Wall Allowance (or, at Sublandlord’s election, pay directly to the contractors and vendors entitled to such payment), the amount requested in any individual written draw request submitted by Subtenant or Subtenant’s contractor, within thirty (30) days of such request, upon satisfaction of all of the following conditions: (a) the Demising Wall shall have been fully completed; (b) Subtenant and/or its contractor constructing the Demising Wall shall have submitted a detailed written draw request to Sublandlord itemizing the cost of the Demising Wall and certifying that all such work has been completed in accordance with the approved plans and specifications therefor and in compliance with all Legal Requirements; and (c) Subtenant and/or its contractor constructing the Demising Wall shall have submitted to Sublandlord copies of paid invoices related to construction of the Demising Wall to be reimbursed together with unconditional waivers and releases on final payment from all contractors, subcontractors, suppliers and other parties furnishing labor and/or material for the construction of the Demising Wall to the extent such party (i) furnished labor and/or materials in excess of $10,000, (ii) filed a preliminary notice and/or (iii) was subcontracted with Subtenant’s contractor constructing the Demising Wall. 14 11. Master Lease. (a) Sublease Subject to Master Lease. Except as otherwise expressly set forth in this Sublease, (i) Sublandlord leases the Subleased Premises to Subtenant subject to each and every term, condition, covenant, and obligation of the Master Lease relating to the Subleased Premises, (ii) Subtenant hereby unconditionally and irrevocably accepts this Sublease and the Subleased Premises subject to the terms and conditions of the Master Lease, and (iii) Subtenant agrees to be bound by each and every term, condition, covenant, and obligation of the Master Lease binding on the “Tenant” under the Master Lease with respect to the Subleased Premises. Subtenant shall not do or permit to be done any act or thing, or omit to do anything, which may constitute a breach or violation of any term, covenant, or condition of the Master Lease, notwithstanding such act, thing, or omission is permitted under the terms of this Sublease. The Master Lease is incorporated in this Sublease as if Sublandlord were the “Landlord” thereunder, Subtenant were the “Tenant” thereunder, the “Premises” therein were the Subleased Premises and the “Commencement Date” therein were the Commencement Date hereof, except as otherwise expressly provided in this Sublease. (b) Variations from Master Lease. Notwithstanding anything to the contrary contained in this Sublease, except as expressly set forth below in this Section 11(b), the following Sections of the Master Lease are hereby expressly excluded from incorporation herein, and Subtenant shall not be bound by the obligations set forth in, nor benefit from, such Sections, and Sublandlord shall have no obligations with respect to such Sections: Original Lease: Summary of Lease; Section 1.1(a) (Project, Building and Premises) [first sentence only]; Section 1.1(b) (Project, Building and Premises); Section 1.2 (Modifications to Landlord’s Work); Section 1.3 (Verification of Rentable Square Feet of Premises) [first sentence only]; Section 1.5 (BSC Completion); Section 1.7 (Right of First Offer); Section 1.8 (Early Delivery of Phase I-A); Section 2.1 (Initial Lease Term); Section 2.2 (Option Terms); Section 4.2.3 (Statement of Estimated Direct Expenses); Section 4.6 (Estimated Direct Expenses and Occupancy Costs); Section 5.1 (Use of the Premises) [first sentence only]; Section 6.2 (Electricity); Section 6.3 (Domestic Water); Section 6.4 (Elevator Service); Section 6.5 (Cleaning and Trash Removal); Section 6.6 (Life Safety Systems); Section 6.7 (Management); Section 7.2 (Repairs by Landlord); Section 8.1 (Landlord’s Consent to Alterations) [third sentence only re Minor Alterations]; Section 10.1 (Indemnification and Waiver) [penultimate sentence only]; Section 10.7 (Landlord’s Insurance); Section 11.1 (Repair of Damage to Premises by Landlord) [except as set forth in Section 13(b)(ii) below]; Section 11.2 (Option to Terminate Lease); Section 13 (Condemnation) [second sentence re termination, and third sentence re restoration, only]; Section 14.7 (Permitted Transfers); Section 18 (Subordination) [from and after the proviso in the first sentence though the end of the second sentence only]; Section 19.5.2 and Section 19.5.3 (Self-Help Rights); Article 21 (Security Deposit; Letter of Credit); Section 22.1 (Signs); Section 22.3 (Project and Building Naming); Section 22.4 (Project and Building Naming); Article 23 (Compliance with Law) [penultimate sentence only]; Article 27 (Parking) [first sentence and sentences discussing reserved parking only]; Section 28.5 (Transfer of Landlord’s Interest) [first sentence re notice only]; Section 28.15 (Notices); Section 28.22 (Brokers); Section 28.24 (Building Name and Signage) [first sentence only]; Section 28.26.6 (Indemnity; Landlord’s Environmental Representation); Section 28.26.7 (Bridge Crane); Section 28.27 (Confidentiality) [other than the first two sentences]; Section 28.29 (Security) [first sentence until proviso only]; Section 28.30 (Competitors); Section 28.31 (Tenant’s Antenna Installations); Exhibit A (Outline of Premises); Exhibit B (Work Letter); Exhibit C (Notice of Lease Term Dates); Exhibit F (Form of Letter of Credit); Exhibit G (Estimated Initial Direct Expenses); Exhibit H (Tenant’s Signage); Exhibit I (Competitors); Exhibit J (Form of SNDA); Exhibit K (Form of Access Agreement); Exhibit L (Tenant’s Reserved Parking); 15 First Amendment: Article 1 (Reduction in Scope of Landlord’s Work; Increase in Tenant Improvement Allowance); Article 2 (Rent Commencement Date and Lease Expiration Date); Article 3 (Revision of Premises, Building and Project Area); Section 4.1 (Components of Initial Improvements; Future Alterations); Section 4.2 (Public Art Installation); Section 4.3 (Landscaping of MTA Leased Area); Article 5 (Generator); Article 6 (General Provisions), Exhibit 1 (Notice of Lease Term Dates); Exhibit 2 [all rows unrelated to the Subleased Premises and, with respect to rows related to Subleased Premises, they are incorporated herein by this reference only if Subtenant exercises its option to extend the initial Term under this Sublease]; Exhibit 3 (Artwork Location); Exhibit 4 (Form of Covenant); Exhibit 5 (MTA Leased Area); Second Amendment: Second Amendment in its entirety. Third Amendment: Third Amendment in its entirety. (c) Master Landlord’s Performance under Master Lease. Subject to Section 11(e) below, (i) Subtenant shall look solely and directly to the Master Landlord for any and all services to be provided to the Subleased Premises pursuant to the Master Lease or otherwise, and (ii) failure on the part of the Master Landlord or any party to provide these services shall not be a default by Sublandlord of its obligations under this Sublease. If (pursuant to the provisions of the Master Lease) the Master Landlord shall be entitled to any payment or remuneration by reason of additional services provided to the Subleased Premises or to Subtenant but shall bill Sublandlord therefor, Subtenant shall pay the same within fifteen (15) days of demand therefor by Sublandlord (or such shorter period if required under the Master Lease) and such payment or remuneration shall be considered Rent hereunder. Subtenant and Sublandlord shall reasonably cooperate in requesting Master Landlord to bill Subtenant directly for all such additional services. (d) Sublandlord Not Responsible for Master Landlord’s Failure to Perform. Notwithstanding anything to the contrary contained herein and except as otherwise set forth in Section 11(e) below, in no event shall Sublandlord be deemed to be in default under this Sublease or liable to Subtenant for any failure of Master Landlord to perform its obligations under the Master Lease (other than to the extent, if any, that such failure by Master Landlord is caused by a “Default” (as defined in Article 19 the Master Lease), which Default was not caused by Subtenant). Wherever the Master Lease requires the consent of the “Landlord” be obtained, both Master Landlord’s consent and Sublandlord’s consent shall be required (with Master Landlord’s consent being at the standard therefor set forth in the Master Lease but Sublandlord’s consent shall not be unreasonably withheld, delayed or conditioned). In all provisions of the Master Lease requiring “Tenant” to submit, exhibit to, supply or provide “Landlord” with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Sublandlord and Master Landlord. Subject to Master Landlord’s rights under the Master Lease, in any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory. (e) Sublandlord Cooperation upon Master Landlord Failure to Perform. With respect to the provisions in the Master Lease incorporated into this Sublease by reference, Sublandlord shall have no obligation to operate or maintain the Building, the Subleased Premises or any common areas in or around the Subleased Premises or provide any Building services or utilities to the Subleased Premises. To the extent Master Landlord is responsible to provide certain services to the Subleased Premises, Sublandlord hereby agrees that it shall use commercially reasonable efforts to promptly assist Subtenant as Subtenant may from time to time reasonably request, at Subtenant’s sole cost and expense and without liability to Sublandlord, in seeking such services from Master Landlord, provided that Subtenant reimburses Sublandlord for any out-of-pocket costs or expenses actually incurred with respect thereto. In no event, however, shall Sublandlord be required to commence or cooperate with any litigation against Master Landlord or any agent, employee or affiliate thereof, except as otherwise expressly set forth in this Section 11(e). If Master Landlord shall default in any of its obligations to Sublandlord with respect to the Subleased

16 Premises, Subtenant may promptly notify Sublandlord of such default, which notice shall request that Sublandlord promptly deliver to Master Landlord notice of such default and a demand that Master Landlord comply with the terms of the Master Lease. Sublandlord agrees to so notify Master Landlord of such default promptly after receipt of such notice from Subtenant and enforce Sublandlord’s rights under the Master Lease with respect to such default (provided that Sublandlord shall not be obligated to bring an action against Master Landlord). Subtenant shall be entitled to participate with Sublandlord in the enforcement of Sublandlord’s rights against the Master Landlord. If, following the making by Sublandlord of any demand of Master Landlord to enforce such rights (and the expiration of any applicable grace period granted to Master Landlord under the Master Lease), Master Landlord shall fail to perform its obligations under the Master Lease, Subtenant, upon receipt of written consent from Sublandlord, shall have the right to take such action in its own name and, for that purpose and only to such extent, all of the rights of Sublandlord under the Master Lease hereby are conferred upon and assigned to Subtenant, and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Subleased Premises. If any such action against Master Landlord in Subtenant's name be barred by reason of lack of privity, non-assignability or otherwise, and if Sublandlord consents to Subtenant taking such action, Sublandlord agrees that Subtenant may take such action in Sublandlord's name, and Sublandlord agrees to cooperate with Subtenant in connection therewith, provided the taking of such action is without cost and expense to Sublandlord. If any action is instituted against Master Landlord in accordance with this Section 11(e), Subtenant and Sublandlord agree to reasonably cooperate with each other regarding such action. Subtenant shall indemnify, protect, defend, and hold Sublandlord harmless against all liability, loss, damage or expense which Sublandlord may incur or suffer by reason of any action Subtenant may take under this Section 11(e). If Sublandlord receives an abatement of rent with respect to that portion of the Premises that consists of the Subleased Premises, on condition that Subtenant shall not be in default hereunder beyond any applicable notice and/or grace periods, Subtenant shall have a corresponding abatement of the Base Rent due under this Sublease. The indemnity set forth in this Section 11(e) shall survive the expiration or earlier termination of this Sublease. (f) Time Requirements under Master Lease Applicable to Sublease. Whenever in the Master Lease a time is specified for the giving of any notice or the making of any demand by the “Tenant” thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto (unless the time specified is less than five (5) days in which event two (2) days shall be added thereto instead); and whenever in the Master Lease a time is specified for the giving of any notice or the making of any demand by the “Landlord” thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting five (5) days if such notice, request or demand of the “Landlord” thereunder relates to any subject other than the payment of fixed annual rent or additional rent under the Master Lease (unless the time specified is less than five (5) days in which event two (2) days shall be subtracted thereto instead). Whenever in the Master Lease a time is specified within which the “Tenant” thereunder must give notice or make a demand following an event, or within which the tenant thereunder must respond to any notice, request or demand previously given or made by the “Landlord” thereunder, or to comply with any obligation on the “Tenant’s” part thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting five (5) days if the same shall relate to any obligation other than the payment of fixed annual rent or additional rent under the Master Lease or under this Sublease (unless the time specified is less than five (5) days in which event two (2) days shall be subtracted thereto instead). Wherever in the Master Lease a time is specified within which the “Landlord” thereunder must give notice or make a demand or take any action or perform any obligation following an event, or within which the “Landlord” thereunder must respond to any notice, request or demand previously given or made by the “Tenant” thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto (unless the time specified is less than five (5) days in which event two (2) days shall be added thereto instead). It is the purpose and intent of the foregoing provisions, among other things, to provide Sublandlord with time within which to transmit to the Master Landlord any notices or demands received from Subtenant and to transmit to Subtenant any notices or demands received from the Master Landlord. 17 12. Insurance. Subtenant shall at all times during the Term maintain the insurance required to be maintained by Sublandlord as “Tenant” under the Master Lease, to the extent the same relates to the Subleased Premises. All insurance policies required to be maintained by Subtenant hereunder shall name Sublandlord, Master Landlord, Hackman Capital Partners, LLC, Master Landlord’s lender with a mortgage on the Building (presently HBC MSF CAPITAL SOLUTIONS LLC, a Delaware limited liability company), and CBRE, Inc. each as additional insureds. All insurance carried by Subtenant under the terms of this Sublease shall provide that such coverage shall be primary and noncontributory. For the avoidance of doubt, and without limitation, in accordance with Article 11 of this Sublease, the provisions of Article 10 of the Master Lease shall be applicable to Sublandlord and Subtenant as if set forth herein at length. 13. Casualty; Condemnation. (a) Casualty; If Master Lease Terminated. In the event that Sublandlord’s interest as “Tenant” under the Master Lease is terminated by reason of damage or destruction, then this Sublease shall terminate on the same date as the termination of Sublandlord’s interest, without liability of Sublandlord to Subtenant, and Subtenant shall not be entitled to any insurance proceeds or other remuneration except for insurance proceeds from insurance policies purchased by Subtenant for its own personal property. (b) Casualty; If Master Lease Not Terminated. If the Subleased Premises or the Common Areas are damaged by fire or other casualty, and if the Master Lease is not terminated, then: (i) this Sublease shall continue in full force and effect pursuant to the terms of Article 11 of the Master Lease; (ii) Sublandlord shall have no obligation to repair or restore the damaged Subleased Premises, the Premises, or the Common Areas except to the extent required under the Master Lease and to the extent insurance proceeds are available to repair Sublandlord’s Tenant Improvements in the Subleased Premises or Premises, but (1) Sublandlord (as “Tenant” under the Master Lease) shall assign to Master Landlord all insurance proceeds payable to Sublandlord under Sublandlord’s insurance carried under the Master Lease relating to Sublandlord’s Tenant Improvements in accordance with Section 11.1 of the Master Lease, and if the cost of such repair by Master Landlord exceeds the amount of insurance proceeds received by Master Landlord from Sublandlord’s insurance carrier, as assigned by Sublandlord, the cost of such repairs shall be paid by Sublandlord to Master Landlord prior to Master Landlord’s repair of the damage, also in accordance with Section 11.1 of the Master Lease; and (2) Subtenant shall assign to Sublandlord (who will, in turn, assign to Master Landlord) all insurance proceeds payable to Subtenant under Subtenant’s insurance carried under this Sublease relating to Subtenant’s tenant improvements in accordance with Section 11.1 of the Master Lease and if the cost of such repair by Master Landlord exceeds the amount of insurance proceeds received by Master Landlord from Subtenant’s insurance carrier, as assigned by Subtenant, the cost of such repairs shall be paid by Subtenant ultimately to Master Landlord prior to Master Landlord’s repair of the damage, also in accordance with Section 11.1 of the Master Lease; (iii) repair and restoration of the Tenant Improvements at the damaged space shall be undertaken by Master Landlord, but only to the extent Master Landlord is required to make such repairs and restoration under the terms of the Master Lease and only to the extent Master Landlord has received sufficient insurance proceeds relating to such Tenant Improvements from Sublandlord and Subtenant to effectuate such repair (it being acknowledged by the parties hereto that Section 11.1 of the Master Lease requires Master Landlord to restore the Base, Shell, and Core of the damaged Subleased Premises and Common Areas, subject to the terms and conditions set forth therein); (iv) Sublandlord shall use commercially reasonable efforts to cause Master Landlord to perform the repairs that Master Landlord is required to perform under the Master Lease, including complying with Section 11(e) above in connection therewith; provided that Sublandlord shall not be liable for any damages, nor shall Rent due hereunder be abated, nor shall Subtenant be relieved from the 18 performance of any term or covenant hereunder, nor shall Subtenant be deemed to have been evicted, due to any aspect of the repair and restoration of the damaged space (including, without limitation, any delay of such repair and restoration), in each case, except to the extent so abated, relieved or evicted under the Master Lease; (v) there shall be no reduction or abatement of Rent for any period during which Subtenant is unable to use the Subleased Premises, in whole or part, due to damage or destruction of the Subleased Premises or the Building, except to the extent that Sublandlord actually receives a reduction or abatement of rent under the Master Lease; and (vi) Subtenant shall have no right to terminate this Sublease unless Sublandlord is terminating the Master Lease pursuant to the terms thereof. (c) Condemnation. In the event eminent domain or condemnation is instituted against the Building or any part thereof, and the Master Lease is terminated with respect to all or a portion of the Subleased Premises as a result thereof pursuant to the terms of the Master Lease, (i) this Sublease shall terminate as of the date the Master Lease terminates with respect to such portion of the Subleased Premises without any liability on the part of Sublandlord to Subtenant, and Subtenant shall not be entitled to any award of damages for Subtenant’s interest in the Subleased Premises, except that Subtenant may make a claim against the condemning authority for loss of or damage to Subtenant’s trade fixtures and personal property and Subtenant’s relocation expenses, on condition that Sublandlord’s and Master Landlord’s award shall not be reduced thereby, and Sublandlord and Master Landlord shall in no event be liable for such loss or damage; and (ii) Sublandlord shall have no obligation to rebuild or restore the Subleased Premises. If this Sublease is terminated as to less than all of the Subleased Premises, this Sublease shall continue in full force and effect as to the remaining portion of the Subleased Premises, except that the Base Rent payable hereunder shall be equitably reduced but only to the extent (if any) that rent applicable to the Subleased Premises is reduced under the Master Lease. 14. Alterations. (a) Consent Required. Any changes, improvements, alterations, additions, or installations (“Alterations”) to the Subleased Premises shall be governed by the terms and conditions of the Master Lease. Subtenant shall not make any Alterations to the Subleased Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed, and without the prior consent of the Master Landlord in accordance with the Master Lease. Sublandlord agrees to cooperate with Subtenant, as reasonably requested from time to time and at Subtenant’s sole cost, in obtaining any required consent of Sublandlord to the Alterations. Subtenant acknowledges and agrees that Subtenant shall pay to Sublandlord, as Rent hereunder, any fees charged by Master Landlord pursuant to the Master Lease in connection with the Alterations. Further, Subtenant shall pay any costs and expenses reasonably incurred by Sublandlord in connection with the performance of any Alterations by Subtenant; provided, however, that Sublandlord agrees that it shall only charge Subtenant for third-party costs actually incurred by Sublandlord (including any fees or costs charged by Master Landlord). Notwithstanding anything to the contrary set forth in this Section 14(a), Subtenant shall have the right, without Sublandlord’s consent but upon at least ten (10) Business Days’ concurrent prior notice to Sublandlord and Master Landlord, to make Alterations to the Subleased Premises that cost (in the aggregate) less than $125,000 in any twelve (12) month period and do not (i) affect the exterior appearance or structure of the Subleased Premises or the Building, and (ii) materially and adversely affect the Building’s electrical, ventilation, plumbing, elevator, mechanical, air conditioning or other similar systems installed or provided by Master Landlord or Sublandlord (such Alterations, “Permitted Alterations”). With respect to Permitted Alterations, Subtenant shall be obligated to remove Permitted Alterations at the expiration or earlier termination of the Term unless Sublandlord exempts Subtenant of such obligation pursuant to a written notice to Subtenant not later than seventy-five (75) days before the initial Expiration Date; and with respect 19 to Alterations (other than Permitted Alterations) requiring Sublandlord or Master Landlord consent, Subtenant shall be obligated to remove Alterations at the expiration or earlier termination of the Term unless Sublandlord and/or Master Landlord, as applicable, exempts Subtenant of such obligation pursuant to a written notice to Subtenant at the time of approval of the Alterations. Notwithstanding anything to the contrary set forth in this Section 14(a), if Subtenant exercises its One Month Extension Option set forth above in Section 3(c)(ii) and the term of the New Lease commences, then the obligation to remove Alterations and Permitted Alterations as contemplated above in this sentence shall be null and void. (b) Subtenant Obligations Upon Expiration or Earlier Termination of Term. Subtenant acknowledges and agrees that, upon the expiration or earlier termination of the Sublease, it shall be responsible for complying with all of the provisions of Section 15.2 of the Master Lease related to restoration and surrender of the Subleased Premises with respect to any alterations or improvements made by Subtenant during the Term. Notwithstanding the immediately preceding sentence and except as expressly set forth in this Sublease, including, without limitation, Section 3(c) and Section 14(a) of this Sublease, Subtenant shall have no obligation to (1) restore any of the existing alterations located in the Subleased Premises as of the date of this Sublease, and (2) to remove and restore Permitted Alterations. (c) Security System and Access Control. Subtenant may install, maintain and operate, at Subtenant’s sole cost, a security system, including a card access control system, within the Subleased Premises (“Subtenant’s Security System”), subject to Master Landlord’s prior written consent and on condition that such system (i) integrates with the existing security systems provided by Sublandlord or Master Landlord at the Building, and (ii) is compliant with all applicable laws. Subtenant shall provide access to Sublandlord’s and Master Landlord’s security personnel as needed. Subtenant shall be solely responsible, at Subtenant’s sole cost and expense, for the installation, monitoring, operation and, at the expiration or earlier termination of the Sublease, removal of Subtenant’s Security System. 15. Sublease/Assignment. Subtenant acknowledges and agrees that, except as set forth in this Article 15, neither this Sublease nor all or any part of the leasehold interest created under this Sublease shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, be Transferred by Subtenant or Subtenant’s legal representatives or successor in interest and neither the Subleased Premises nor any part thereof shall be further sublet by Subtenant or used or occupied for any purpose by anyone other than Subtenant, in each of the foregoing instances, without the prior written consent of Master Landlord and the prior written consent of Sublandlord (which consent with respect to Sublandlord shall not be unreasonably withheld, conditioned or delayed) and without complying with all of the provisions of Article 14 of the Master Lease. Notwithstanding anything to the contrary contained in the Master Lease, Subtenant agrees that Subtenant shall reimburse Sublandlord, as Additional Rent hereunder, for all reasonable costs and expenses incurred by Sublandlord in connection with any assignment or sublet of this Sublease, other than the sublease contemplated by this Sublease. For the avoidance of doubt, to the extent that a transfer of the interest of Subtenant under this Sublease, or a transfer of a direct or indirect interest in Subtenant, would require, if undertaken by Sublandlord, the consent or approval of, or notice to, Master Landlord, the consent or approval of, or notice to, Sublandlord shall be obtained or provided in accordance with the terms of this Sublease. Notwithstanding the limitations set forth in this Article 15, subject to Master Landlord’s written consent in each case (except as otherwise set forth in the Master Landlord’s Consent), the following Transfers do not require Sublandlord’s prior written consent: (a) to an Affiliate of Subtenant on condition that: (1) at least ten (10) Business Days before the Transfer, Sublandlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Sublandlord regarding the Transfer or Transferee); (2) the Transfer is not a subterfuge by Subtenant to avoid its obligations under the Sublease; (3) if the Transfer is an assignment, Transferee assumes in writing all of Subtenant’s obligations under this Lease relating to the Subject Space; and (4) Transferee has a tangible net worth, as evidenced by financial statements delivered to Sublandlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (“Net Worth”), at least equal to Subtenant’s Net Worth either immediately before the Transfer or as of the date of this Sublease, whichever is greater; and (b) in connection with the issuance

20 of securities in Subtenant or a related entity pursuant to an initial public offering, except, that, Subtenant shall provide Sublandlord at least ten (10) Business Days advanced prior written notice before such Transfer (any such Affiliate, Transferee, assignee or entity described in sub-clauses (a) and (b) of this paragraph are individually defined as a “Permitted Transferee”, and the transfers described in sub-clauses (a) and (b) of this paragraph are individually defined as a “Permitted Transfer” and collectively, “Permitted Transfers”). No Transfer Premium shall be due or payable on a Permitted Transfer. 16. Cure Periods; Curing of Defaults. Notwithstanding Section 11(f) above, the periods in the Master Lease for the giving of notices of default to or other notices requiring response by “Tenant” thereunder shall be modified for the purposes of this Sublease as follows: (a) thirty (30) days or more shall be reduced to twenty-one (21) days; (b) ten (10) Business Days shall be reduced to seven (7) Business Days; and (c) five (5) Business Days shall be reduced to three (3) Business Days. If Subtenant shall be in default in the performance of any of its obligations hereunder following the expiration of any and all applicable notice and cure periods, Sublandlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default at any time after the passing of the applicable notice and cure period. Subtenant shall reimburse Sublandlord, upon demand, for one hundred percent (100%) of all actual out-of-pocket costs and expenses paid or incurred by Sublandlord in curing such default, and interest thereon from the respective dates of Sublandlord’s making the payments and incurring such costs, at 5% above the rate then most recently announced by Wells Fargo Bank or its successor as its prime rate, from time to time in effect (except, that, in no case shall such rate be higher than the highest rate permitted by applicable law), which sums and costs together with interest thereon shall be deemed Additional Rent payable promptly upon being billed therefor. 17. Defaults. If Subtenant defaults in the performance of any of the terms, covenants, conditions, provisions and agreements of this Sublease or of the Master Lease, after the expiration of all applicable notice and cure periods, Sublandlord shall be entitled to exercise any and all of the rights and remedies to which it is entitled by law and also any and all of the rights and remedies specifically provided to or for the benefit of Master Landlord in the Master Lease, which rights and remedies are hereby incorporated herein and made a part hereof with the same force and effect as if herein specifically set forth in full, and that wherever in the Master Lease rights and remedies are given to Master Landlord in the Master Lease, the same shall be deemed to apply to Sublandlord hereunder. 18. Electrical and HVAC. (a) Electrical. Sublandlord shall not be liable in any way to Subtenant for any failure or defect in the supply or character of electric current furnished to the Subleased Premises, unless the failure or defect is caused by the gross negligence or willful misconduct of Sublandlord. Subtenant covenants and agrees that, at all times, neither its connected nor its load demand will violate the provisions of the Master Lease. Subtenant shall be subject to all the provisions of the Master Lease related to the provision of electricity to the Subleased Premises. (b) Shared Chiller. The Subleased Premises and the Retained Premises are served by a shared HVAC system, including a chiller and a roof-top unit (the HVAC system, chiller, and roof-top unit, collectively, the “Shared Chiller”). Sublandlord shall retain operational control over the Shared Chiller, including responsibility for maintenance, repairs, scheduling, and system-wide temperature settings; except, that, Sublandlord hereby grants to Subtenant the exclusive right to control temperature settings within the Subleased Premises using the thermostats existing at the Subleased Premises. Subtenant’s use of the thermostats shall not unreasonably interfere with the overall operation of the Shared Chiller or the above-described HVAC system, and Sublandlord shall have no liability for any variance in temperature due to limitations inherent in the above-described shared HVAC system. Sublandlord and Subtenant shall cooperate in good faith to resolve any disputes regarding HVAC service levels or controls. Sublandlord shall keep and maintain in good and tenantable condition and repair and replace as necessary the Shared Chiller at its sole cost and expense; except, that, Sublandlord shall not be required to repair, maintain, or replace the Shared Chiller (or any component thereof) to the extent the cause of such repair, 21 maintenance, or replacement is attributable to (a) negligence, willful misconduct, over-standard use of the Shared Chiller, or a use for which the Shared Chiller is not designed, by or of Subtenant or the Subtenant Parties, (b) by reason of the failure of Subtenant to perform or observe any conditions or agreements in this Sublease, or (c) caused by alterations, additions or improvements made by Subtenant or anyone claiming under Subtenant, and in each case, Sublandlord undertakes such repair, maintenance, or replacement despite the same being attributable to the Subtenant or Subtenant Parties as set forth above in this Article, then the actual cost of the same shall be borne solely by Subtenant. Notwithstanding anything to the contrary set forth in this Sublease, Sublandlord shall not be liable to Subtenant for failure to make repairs as specifically required of it under this Section unless Subtenant has previously notified Sublandlord, in writing, of the need for such repairs and Sublandlord has failed to commence said repairs within a reasonable period following receipt of Subtenant’s written notification. The provisions of Section 1942 of the Civil Code of the State of California, if applicable, specifically are waived by Subtenant. Under no circumstances shall Subtenant be entitled to terminate this Sublease as a result of Sublandlord’s failure or alleged failure to make repairs hereunder. (c) Self-Help Right. If (i) Sublandlord breaches its repair, maintenance, and replacement obligation set forth above in this Article 18 and Subtenant gives Sublandlord written notice thereof, (ii) Sublandlord does not cure said breach within thirty (30) days after receipt of said notice (or such longer period as is reasonably necessary if more than thirty (30) days are reasonably required to complete such repairs and Sublandlord commences such repairs within such thirty (30)-day period and thereafter diligently endeavors to complete the same), or if having commenced said cure it does not diligently pursue it to completion, and (iii) thereafter another notice is delivered by Subtenant that includes the following statement in bold, all caps, not less than 12-point font at the top of the notice: “888 DOUGLAS/VARDA: YOUR FAILURE TO CURE THE BREACH THAT IS THE SUBJECT OF THIS NOTICE MAY RESULT IN VARDA EXERCISING SELF-HELP RIGHTS PURSUANT TO ARTICLE 18 OF THE SUBLEASE”, then Subtenant may, (a) if and to the extent the required repair, maintenance, or replacement work does not require Master Landlord consent, (b) after the passing of five (5) Business Days from the date of delivery of such written notice, and (c) Sublandlord’s failure to cure said breach within such five (5)-Business Day period (the “Outside Repair Period”), elect to cure said breach at Subtenant’s expense, seek reimbursement from Sublandlord for such expenses, and offset from the Base Rent the actual, reasonable and documented cost to perform such cure; except, that, Subtenant shall not have any offset right unless Sublandlord fails to reimburse Subtenant for such actual, reasonable and documented cost within thirty (30) days after Sublandlord’s receipt of an invoice therefor and in no event shall such offset exceed an amount equal to Five Hundred Thousand Dollars ($500,000.00), reserving Subtenant’s right to seek reimbursement from Sublandlord for any such expense in excess of such offset. (d) Sublandlord Objection to Proposed Reimbursement of Self-Help Right. Notwithstanding the provisions of Section 18(c) to the contrary, if (a) Sublandlord delivers to Subtenant prior to the expiration of the Outside Repair Period, a written objection to Subtenant’s right to receive any such reimbursement pursuant to this Article 18 based upon Sublandlord’s good faith claim that Subtenant was not entitled to take action pursuant to the provisions in this Article 18, or (b) Sublandlord delivers to Subtenant, within thirty (30) days after receipt of Subtenant’s invoice, a written objection to the payment of such invoice based upon Sublandlord’s good faith claim that such charges are excessive (in which case, Sublandlord shall reimburse Subtenant, within such thirty (30)-day period, the amount that Sublandlord contends would not be excessive), then Subtenant shall not be entitled to any such reimbursement or offset, but Subtenant may, as its sole remedy, pursue a claim against Sublandlord to determine and collect the amount, if any, of such reimbursement. In the event Subtenant prevails in such claim and receives a monetary award against Sublandlord and any applicable appeal period expires, then Sublandlord shall pay such award to Subtenant within thirty (30) days after the issuance of such award and the expiration of any applicable appeal period, and if Sublandlord fails to timely pay such award, then notwithstanding any provision to the contrary in this Sublease, Subtenant shall be entitled to offset against the next monthly 22 installment(s) of Base Rent payable under this Sublease until reimbursed in full the unpaid amount of such award. (e) Emergency Condition. Notwithstanding the foregoing set forth in this Article 18, if and solely to the extent an Emergency Condition (as defined below) exists with respect to the Shared Chiller affecting the Subleased Premises, Subtenant shall have the right to perform any and all necessary repairs or maintenance to the Shared Chiller, Sublandlord acknowledging the express need for having a functioning Shared Chiller as a critical part of Subtenant’s business; provided, however, Subtenant shall promptly thereafter provide both Sublandlord and Master Landlord with notice of the Shared Chiller defect or malfunction and the repairs taken to correct the same. As used in this paragraph, an “Emergency Condition” shall mean a condition at the Subleased Premises that, in Subtenant’s reasonable belief, will cause or result in imminent material damage to property or Subtenant’s operation of its business, or imminent substantial bodily injury or death. Subtenant shall document the cost of the above-described repairs and supply such documentation to Sublandlord. Subtenant shall comply with the other applicable terms and conditions set forth in this Sublease if Subtenant makes repairs pursuant to this Article 18, except, that, Subtenant is not required to obtain Sublandlord’s consent for such repairs. If Subtenant exercises such self-help rights, Sublandlord shall pay to Subtenant its reasonable, actual out-of-pocket costs actually incurred with the foregoing in accordance with the provisions of Section 18(c) above, and Subtenant shall have the same offset rights as set forth above in this Article 18. Subtenant shall indemnify, protect, defend, and hold Sublandlord harmless against all liability, loss, damage or expense which Sublandlord may incur or suffer by reason of Subtenant exercising its self-help right in an Emergency Condition under this Section 18(d). The indemnity in the immediately preceding sentence shall survive the expiration or earlier termination of this Sublease. (f) Master Landlord Consent. If Subtenant undertakes repairs pursuant to this Article 18 and such work will affect the Building’s structure, any Building systems or equipment, any other portion of the Project, or the exterior appearance of the Project, then Subtenant shall first seek Master Landlord’s prior written consent to the extent required under the terms of the Master Lease, and use only those unrelated third-party contractors used by or approved by Master Landlord and Sublandlord for such work. Subtenant shall comply with the other applicable terms and conditions set forth in this Sublease if Subtenant makes repairs pursuant to this Article 18. 19. Sublandlord’s Right to Enter the Subleased Premises. Sublandlord and its authorized representatives have the right to enter the Subleased Premises at all reasonable times and upon twenty-four (24) hours’ prior notice (unless in an emergency, in which event Sublandlord shall deliver as much advanced notice as is practicable under the circumstances), for the purpose of making repairs and during usual business hours for the purpose of inspecting the same; except, that, in making such entries Sublandlord shall use commercially reasonable efforts to minimize any disruption of Subtenant’s business conducted at the Building and Subtenant shall have the right to have an escort with Sublandlord at all times during such period of access. 20. Indemnification. (a) By Subtenant. (i) To the fullest extent permitted by applicable law and subject to Section 20(a)(ii) below, Subtenant agrees to indemnify, protect, defend, and hold Sublandlord, Master Landlord, and its and their respective members, managers, shareholders, directors, affiliates, parent entities, officers, and agents, harmless from and against any and all Claims (as defined below) from any cause, including those arising from, in connection with, or relating to the tenancy created under this Sublease, or the Subleased Premises, including: (1) Subtenant’s failure to perform any term, covenant, or agreement under the Master Lease that Subtenant is obligated to observe or perform under the terms of this Sublease; (2) any injury to persons (including death at any time resulting from that injury) or damage or injury to property (including all loss of use resulting from that damage or injury) from any cause, arising from, in connection 23 with, or relating to, (y) any act or omission of any Subtenant Parties at the Subleased Premises, the Building, or the Project, or (z) the use or occupancy (or manner of use or occupancy) of the Subleased Premises by any of the Subtenant Parties; and (3) any alterations, activities, work, or things done, omitted, or permitted by Subtenant Parties in, at, or about the Subleased Premises, the Building, or the Project, including the violation of or failure to comply with any applicable laws in existence on the Unimproved Space Commencement Date or enacted, promulgated, or issued after the date of this Sublease. (ii) Notwithstanding the foregoing set forth in this Section 20(a), while Subtenant shall in all cases accept any tender of defense of any action or proceeding in which Sublandlord is named or made a party and will, despite any allegations of negligence, gross negligence, or willful misconduct, defend Sublandlord as provided in this Section 20(a), Subtenant will not be liable for such Claims to the extent and in the proportion that it is ultimately determined to be attributable to the negligence, gross negligence or willful misconduct of Sublandlord, in each case, as determined by the trier of fact pursuant to a final non-appealable judgment. Upon a finding of such negligence, gross negligence or willful misconduct, Sublandlord shall promptly reimburse Subtenant for costs expended by Subtenant pursuant to this Section 20(a). By way of example only, if a trier of fact finds that Subtenant is 25% negligent and Sublandlord is 75% negligent, Sublandlord shall promptly reimburse Subtenant for 75% of costs expended by Subtenant pursuant to this Section 20(a) respecting such Claims. In case any action or proceeding is brought against Sublandlord by reason of any such Claims, Subtenant, upon notice from Sublandlord, covenants to diligently defend such action or proceeding, and to retain legal counsel reasonably satisfactory to Sublandlord in connection therewith, with Sublandlord agreeing that legal counsel appointed by Subtenant’s insurer shall be deemed to be acceptable. (iii) As used in this Lease: “Claims” is defined as any and all losses, liabilities, claims, damages, costs, expenses, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines, and penalties of any kind (including consultant and expert expenses, court costs, and attorneys’ fees actually incurred); and “Subtenant Parties” is defined as Subtenant, its agents, contractors, servants, employees, invitees, concessionaires or licensees. (b) By Sublandlord. To the fullest extent permitted by applicable law, subject to the waiver of subrogation incorporated in this Sublease from the Master Lease, Sublandlord agrees to indemnify, protect, defend, and hold Subtenant harmless from and against any and all third-party Claims arising from, in connection with, or caused by, any accident, injury, death or damage to any person or property during entry made in the Subleased Premises in connection with Sublandlord’s access rights (i) under Article 19 or (ii) respecting repair, maintenance, or replacement obligations under Article 18, but only to the extent caused by the sole negligence or willful misconduct of Sublandlord, Sublandlord’s employees, or Sublandlord’s hired contractor and agents in connection with its or their work at the Subleased Premises on Sublandlord’s behalf (it being acknowledged that Master Landlord and any utility provider shall not be deemed to be an agent of Sublandlord), in each case, pursuant to a final non-appealable judgment of the trier of fact. In case any action or proceeding is brought against Subtenant by reason of any such Claims, Sublandlord, upon notice from Subtenant, covenants to diligently defend such action or proceeding, and to retain legal counsel reasonably satisfactory to Subtenant in connection therewith. (c) Survival. The provisions of this Article 20 shall survive the expiration or earlier termination of this Sublease. 21. Brokers. The parties hereto agree that Luke Troedson and Joshua Gorin (each representing Sublandlord) and Alex Blue and DeMarco Duran (each representing Subtenant), all of Savills Inc. (collectively, the “Broker”), were the only brokers who negotiated and brought about this transaction, and Sublandlord agrees to pay the Broker a commission therefor as per separate agreement; except, that, if Sublandlord fails to make any required payments to Broker pursuant to such separate agreement, Subtenant shall have the right to offset any unpaid amounts against Base Rent hereunder. Subtenant represents and

24 warrants that it has not dealt with any broker other than Messrs. Blue and Duran, and Subtenant agrees to indemnify, protect, defend, and hold Sublandlord harmless from any claims made by other brokers arising out of or in connection with this Sublease claiming to have dealt with Subtenant in connection therewith. Sublandlord represents that it has not dealt with any broker other than the Messrs. Troedson and Gorin, and Sublandlord agrees to indemnify, protect, defend, and hold Subtenant harmless from any claims made by any brokers arising out of or in connection with this Sublease, including the Broker, claiming to have dealt with Sublandlord in connection therewith. The provisions of this Article 21 shall survive the expiration or earlier termination of this Sublease. 22. Master Landlord’s Consent. This Sublease is subject to and conditioned upon Sublandlord obtaining the written consent of Master Landlord to this Sublease in form and substance reasonably satisfactory to Sublandlord and Subtenant (the “Master Landlord’s Consent”). Pursuant to the terms of the Master Lease, Sublandlord shall request the Master Landlord’s Consent promptly upon the mutual execution and delivery of this Sublease and receipt of the first month’s rent and the Letter of Credit by Sublandlord from Subtenant, and Subtenant shall cooperate with Sublandlord to obtain the Master Landlord’s Consent and Subtenant shall provide all information concerning Subtenant that Master Landlord shall reasonably request. If the Master Landlord’s Consent is refused or if Master Landlord imposes conditions or obligations on Sublandlord as a condition to granting the Master Landlord’s Consent that are unacceptable to Sublandlord or Subtenant, acting reasonably, or if Master Landlord shall otherwise fail to grant such consent within thirty (30) days from the date of this Sublease, then Sublandlord or Subtenant may, by written notice to the other party hereto, given at any time prior to the granting of the Master Landlord’s Consent, terminate and cancel this Sublease. Upon such termination, Sublandlord shall promptly return to Subtenant any prepaid rents and the Letter of Credit, and neither party hereto shall have any further obligations to the other under this Sublease, except for those obligations, if any, that expressly survive the termination of this Sublease. 23. Venue. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBLEASE SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. 24. Costs. In the event of a dispute between the parties hereto that requires a party hereto to seek redress through an action at law or in equity (or to seek redress through a form of alternative dispute resolution) the losing party shall pay, upon demand, all of the prevailing party’s costs, charges and expenses, including reasonable attorneys’ fees, incurred by such prevailing party in connection with the resolution of such dispute; provided, however, attorneys’ fees shall be due and payable only if the prevailing party is required to file suit due to default by the losing party. For purposes of this Article 24, the term “losing party” shall mean the party that obtains substantially less relief than originally sought by such party in the legal or equitable action (or alternative dispute resolution forum) and the term “prevailing party” shall mean the party which obtained substantially the relief sought by such party in the legal or equitable action (or alternative dispute resolution forum). 25. Governing Law. This Sublease shall be construed and enforced in accordance with the internal laws of the State of California. 26. Notice. Any notice, demand, request, or other communication under this Sublease shall be in writing and shall be addressed to the parties hereto at the addresses set forth below (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Article 26). Each party hereto may amend its address for notices from time to time upon written notice to the other party hereto in accordance herewith. Communications may be delivered and shall be deemed to have been given by the delivering party and received by the receiving party: (i) when delivered by hand; (ii) one Business Day after deposit with a nationally recognized overnight courier or delivery service if sent priority overnight 25 delivery; or (iii) on the date sent by electronic mail (with confirmation of transmission) if sent during normal business hours (i.e., 8:30 a.m. to 5:30 p.m. Pacific Standard Time) and if also transmitted by one of the other means permitted hereunder; or (iv) on the second Business Day after the date mailed by certified or registered mail (in each case, return receipt requested and postage pre-paid). The rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the communication sent. To Sublandlord: Beyond Meat, Inc. 888 N. Douglas Street, Suite 100 El Segundo, California 90245 Attention: Lubi Kutua, Chief Financial Officer Email: [***] and to: Beyond Meat, Inc. 888 N. Douglas Street, Suite 100 El Segundo, California 90245 Attention: Teri Witteman, Chief Legal Officer and Secretary Email: [***] To Subtenant: Varda Space Industries, Inc. 225 S. Aviation Blvd. El Segundo, California 90245 Attention: Jonathan Barr, Chief Operating Officer Email: [***] and to: Varda Space Industries, Inc. 225 S. Aviation Blvd. El Segundo, California 90245 Attention: Dan Czerwonka, General Counsel Email: [***] Any party hereto may change its address for purposes of this Article 26 by giving written notice as provided in this Article 26. All notices and demands delivered by a party’s attorney on behalf of such party hereto shall be deemed to have been delivered by such party hereto. Notices shall be valid only if served in the manner provided in this Article 26. 27. Parking. Commencing on the Commencement Date, Subtenant shall (i) rent one (1) parking pass per 1,000 rentable square feet of Subleased Premises until the last day of the twenty-forth (24th) month of the Term, (ii) rent two (2) parking passes per 1,000 rentable square feet of Subleased Premises from the first day of the twenty-fifth (25th) month of the Term for the remainder of the Term, and (iii) have the right, but not the obligation, to rent up to the remaining allotment of parking passes (on a per square foot basis) provided to Sublandlord under Article 27 of the Master Lease for the Subleased Premises. Subtenant’s use of parking at the Project is subject to the terms of Article 27 of the Master Lease, and are at the rate(s) then in effect under the terms of Article 27 of the Master Lease; except, that, so long as no 26 event of default has occurred, Subtenant shall be required to pay only one-half (1/2) the cost of the parking pass then in effect for months two (2) through fifteen (15) measured from the Unimproved Space Commencement Date. 28. Miscellaneous. (a) No Waiver; WAIVER OF TRIAL BY JURY. No agreement to accept a surrender of this Sublease shall be valid unless in writing and signed by Sublandlord. The failure of Sublandlord to enforce any terms, covenants, conditions, provisions or agreements of this Sublease shall not prevent the later enforcement thereof or a subsequent act which would have constituted a violation from having all the force and effect of an original violation. The receipt by Sublandlord or payment by Subtenant of Base Rent or other Rent or charges with knowledge of the breach of any covenant of this Sublease shall not be deemed a waiver of such breach. THE PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING HERETO. Subtenant hereby waives any right to interpose any counterclaim in any action brought by Sublandlord in connection herewith. The foregoing shall not be deemed a waiver by Subtenant of the right to interpose any counterclaim to the extent that the failure to interpose same would prohibit Subtenant from bringing the claim, which is the basis thereof, in a separate action. (b) Headings; Amendment. The section titles contained herein are for convenience only and do not define, limit, or construe the interpretation of any of the contents of such sections. This Sublease may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. (c) Severability. If any provision of this Sublease is found to be invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of any such provision shall not affect the validity and enforceability of the remaining provisions hereof as long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any of the parties hereto. Upon such determination that any term of or other provision is invalid, illegal, or incapable of being enforced, the affected parties hereto shall negotiate in good faith to modify this Sublease so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner so the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. (d) Counterparts. This Sublease may be executed in counterparts with the same effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single instrument. Further, the parties hereto consent and agree that this Sublease may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., by DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party hereto so signing as a paper copy bearing such party’s handwritten signature. The parties hereto further consent and agree that (i) to the extent a party hereto signs this Sublease using electronic signature technology, by clicking “SIGN”, such party is signing this Sublease electronically, and (ii) the electronic signatures appearing on this Sublease shall be treated, for purposes of validity, enforceability, and admissibility, the same as handwritten signatures. (e) Successors and Assigns. This Sublease shall be binding upon and inure to the benefit of the parties’ respective successors and permitted assigns, subject to all the terms of the Master Lease and this Sublease with respect to sublease, assignment or other transfer. The agreements contained in this Sublease and the Master Lease constitute the entire understanding between the parties with respect to the subject matter hereof and supersede all prior agreements except for the Master Lease, written or oral, inconsistent herewith and therewith. (f) Confidentiality. 27 (i) As used in this Sublease, “Confidential Information” means all non- public information of a party (the “Disclosing Party”) disclosed to the other party (the “Receiving Party”), or otherwise accessed or observed by the Receiving Party during the course of the Receiving Party’s exercise of any rights or performance of any obligations under this Sublease that is designated as confidential or is of such a nature that a reasonable person knew or should have known under the circumstances that it is confidential or proprietary to the Disclosing Party, including, without limitation, the terms of this Sublease, information, know-how, trade secrets, data, formulas, processes, financial information, personally identifiable information, and pricing information; except, that, the parties hereto may disclose the existence and terms of this Sublease to its and their respective brokers and attorneys representing them in connection with the transaction contemplated by this Sublease and to Master Landlord. (ii) The Receiving Party shall protect the Disclosing Party’s Confidential Information in compliance with applicable laws, and to the same extent the Receiving Party protects its own Confidential Information of a similar nature, using no less than a reasonable degree of care. The foregoing restrictions shall not apply to any information that: (1) was known by the Receiving Party prior to disclosure thereof by the Disclosing Party, and not otherwise subject to any obligation of confidentiality, (2) was in or entered the public domain through no fault of the Receiving Party, (3) is disclosed to the Receiving Party by a third-party legally entitled to make such disclosure without violation of any obligation of confidentiality, or (4) is independently developed by the Receiving Party without reference or reliance upon any Confidential Information of the Disclosing Party. (iii) The Receiving Party must keep Disclosing Party’s Confidential Information confidential at all times, except that the Receiving Party may disclose the Disclosing Party’s Confidential Information to Receiving Party’s personnel and/or affiliates having a need to know such Confidential Information in connection with exercising the Receiving Party’s rights, or performing its obligations, under this Sublease. Receiving Party personnel must, prior to any such disclosure, be subject to written obligations of confidentiality, non-disclosure, and non-use with respect to any such Confidential Information, with obligations commensurate with those set forth in this Sublease. The Receiving Party shall be responsible for any act or omission by its personnel that would be a breach under this Sublease, as if the Receiving Party committed such act or omission. (iv) Without limiting or restricting the Receiving Party’s obligations hereunder, in the event of any use or disclosure of any Confidential Information in violation of the terms of this Sublease, or loss of, or inability to account for any Confidential Information by the Receiving Party, the Receiving Party shall promptly notify the Disclosing Party and shall take such actions as may reasonably be necessary to minimize any violation of the terms of this Sublease and any damage resulting therefrom. (v) Notwithstanding anything to the contrary set forth in this Section 28(f), the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent required by court order, governmental demand, or other compulsory legal process; provided, that, if legally permitted to do so, it first notifies the Disclosing Party in writing at least fifteen (15) days in advance to afford the Disclosing Party an opportunity to seek a protective order or other relief. Upon the Disclosing Party’s written request and expense, the Receiving Party shall reasonably cooperate with the Disclosing Party’s efforts to seek a protective order or other relief. If the Receiving Party is nonetheless required to disclose any of the Disclosing Party’s Confidential Information pursuant to the foregoing, it will furnish only that portion of the Confidential Information that is legally required to be furnished and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be provided such Confidential Information. Further notwithstanding anything to the contrary set forth in this Section 28(f), the Receiving Party may disclose the content of this Sublease and related documents if required by applicable legal disclosure requirements, including, without limitation, any required disclosure of the Sublease under applicable securities laws.

28 (vi) The Receiving Party agrees that any actual or threatened misuse or misappropriation of the Disclosing Party’s Confidential Information would cause irreparable injury to the Disclosing Party for which no adequate remedy at law exists. Accordingly, the Receiving Party agrees and acknowledges that any such violation or threatened violation will cause immediate and irreparable injury to Disclosing Party and, in addition to all other remedies that may be available, the Disclosing Party shall be entitled to equitable remedies (including injunctive relief against the threatened breach of this Sublease or the continuation of any such breach by the Receiving Party), without any showing of irreparable harm or proof of actual damages or the requirement to prove inadequacy or insufficiency of money damages as a remedy. The Receiving Party hereby waives, and shall cause its personnel to waive, any requirement for the securing or posting of any bond or other security. The Disclosing Party may also recover any out-of- pocket expenses incurred in seeking and enforcing any such equitable remedies, including, without limitation, any legal expenses, including court costs and reasonable attorneys’ fees. (g) Restoration and Surrender. Subtenant acknowledges and agrees that, upon the expiration or earlier termination of the Sublease, it shall be responsible for complying with all of the provisions of Article 29 of the Master Lease related to restoration and surrender of the Subleased Premises with respect to any alterations or improvements made by Subtenant during the Term; provided, however, that, except as otherwise set forth in Section 3(c) above, Subtenant shall have no obligation to remove any of the alterations located in the Subleased Premises as of the date of this Sublease and restore the Subleased Premises. (h) Conflict between Master Lease and Sublease. As between Sublandlord and Subtenant, in the event of a conflict between the terms of the Master Lease and this Sublease (including, without limitation, the terms of the Master Lease incorporated into this Sublease by reference), the Sublease shall control. (i) Quiet Enjoyment. Sublandlord covenants that Subtenant, provided no default beyond applicable notice, grace and cure periods hereunder then exists, shall and may peacefully and quietly have, hold and enjoy the Subleased Premises for the Term, free from any interference or hindrance by Sublandlord, but subject to the exceptions, reservations and conditions hereof and in the Master Lease. (j) Interpretation. As used herein, unless otherwise specified, (i) singular words include the plural and plural words include the singular, (ii) words importing a gender include the other genders, (iii) the words “include” and “including”, and words of similar import, shall be deemed to be followed by the words “without limitation”, (iv) the words “hereto”, “herein”, “hereof” and “hereunder” and words of similar import, refer to this Sublease in its entirety, including the incorporated provisions of the Master Lease, and (v) the Exhibits hereto are incorporated herein by reference. Any rule of interpretation to the effect that ambiguities are to be resolved against the drafting party or against a sublandlord or a subtenant shall not be employed in the interpretation of this Sublease. 29. Signage. Except for signage approved in writing by Master Landlord pursuant to the Master Lease, Subtenant shall have no right to maintain any signage at any location in, on, or about the exterior of the Subleased Premises, Building, or Project and shall not display or erect any sign, display or other advertising material that is visible from the exterior of the Subleased Premises when viewed from adjacent public streets, unless such signage is approved by (i) Master Landlord pursuant to the Master Lease, and Sublandlord, which approval shall not be unreasonably withheld. Any signage Subtenant desires to install in, on, or about the Subleased Premises, Building or Project, and any changes to such signage once installed, shall be subject to Master Landlord’s prior written approval pursuant to the Master Lease, and (ii) Sublandlord’s prior written approval (not to be unreasonably withheld), and shall comply with all applicable laws. Subject to Master Landlord’s consent, and receipt of all approvals and permits from governmental authorities having jurisdiction, Sublandlord hereby approves the conceptual Subtenant signage plans and location as set forth in Exhibit G attached hereto and incorporated herein. If Subtenant shall be responsible for obtaining any governmental permits or approvals required for its signage, such permits and approvals 29 shall be at Subtenant’s sole cost and expense. Subtenant’s repair, maintenance, construction, and/or improvement of its signage shall be at its sole cost and expense and shall comply with all applicable laws, the requirements applicable to construction of Alterations pursuant to this Sublease and the Master Lease, and such other rules, procedures and requirements as Master Landlord shall impose with respect to such work, including insurance coverage in connection therewith. Any cost or reimbursement obligations of Subtenant under this Article 29, including with respect to the installation, maintenance or removal of Subtenant’s signage, shall survive the expiration or earlier termination of this Sublease. Upon the Expiration Date, at Subtenant’s sole cost and expense, Subtenant shall remove from the Premises, Building and Project all of Subtenant’s signage wherever located and shall repair and restore to good condition the areas of the Premises, Building or Project on which the signage was located or that were otherwise affected by such signage or the removal thereof, or at Master Landlord’s or Sublandlord’s election, Master Landlord or Sublandlord may perform any such removal and/or repair and restoration and Subtenant shall pay Master Landlord or Sublandlord, as applicable, the reasonable cost thereof within thirty (30) days after Master Landlord’s or Sublandlord’s demand. If any signs, projections, awnings, signals or advertisements are installed by Subtenant or its agents in violation of this Article 29 or in violation of the Master Lease, or done by Subtenant through any person, firm, or corporation not approved in writing by Master Landlord, Master Landlord or Sublandlord shall have the right to remove such signs without being liable to Subtenant by reason thereof and Sublandlord may charge the actual cost of such removal to Subtenant as Additional Rent under this Sublease, payable within ten (10) days of Sublandlord’s written demand therefor. If Master Landlord and Sublandlord consent to Subtenant installing one or more signs in accordance with this Sublease and the Master Lease, Subtenant shall be solely responsible for installing, repairing, maintaining and removing all its signs, wherever located, in compliance with the terms of the Master Lease. 30. Limitation of Liability. (a) Limitation of Liability; Waiver of Consequential Damages. Sublandlord and Subtenant shall not be liable to the other party, except as expressly set forth in this Sublease, for any indirect, special, consequential, punitive, or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any Claims relating to this Sublease or any of the services provided under this Sublease, whether such Claims are based on warranty, contract, tort (including negligence or strict liability), or otherwise, other than indirect, special, consequential, punitive, or exemplary damages incurred by Sublandlord in connection with (i) holdover of the Subleased Premises by Subtenant after the expiration or earlier termination of this Sublease, (ii) the contamination of the Project (or any portion thereof) or any property resulting from the presence or use of Hazardous Materials caused or permitted by the Subtenant Parties, (iii) any repair, physical construction or improvement work performed by or on behalf of Subtenant in the Subleased Premises, Building, or Project, and (iv) any Claims arising under Section 19.1 of the Master Lease or remedies set forth in Section 19.2.1 of the Master Lease, in each case, as a result of Subtenant’s failure to perform its obligations under this Sublease. This Section 30(a) shall not serve to reduce Subtenant’s indemnity obligations in connection with (1) any third-party Claims and (2) the gross negligence or willful misconduct of Subtenant. This Section shall survive the expiration or earlier termination of this Sublease. (b) Assignment or Transfer of Sublandlord’s Interest. In the event of any assignment or transfer of the Sublandlord’s interest under this Sublease, which assignment or transfer may occur at any time during the Term in Sublandlord’s sole discretion, Sublandlord shall be and hereby is entirely relieved of all covenants and obligations of Sublandlord hereunder accruing subsequent to the date of the transfer and it shall be deemed and construed, without further agreement between the parties hereto, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublandlord hereunder. Sublandlord shall transfer and deliver any then-existing Letter of Credit to any transferee of Sublandlord’s interest under this Sublease, and thereupon the transferring Sublandlord shall be discharged from any further liability with respect to the Letter of Credit. 30 31. Sublandlord Representations, Warranties, and Covenants. (a) Representations and Warranties. Sublandlord hereby represents and warrants to Subtenant, to the best of its knowledge and as of the date hereof, that: (i) Sublandlord is the holder of the interest of the “Tenant” under the Master Lease respecting the Subleased Premises; except for the License Agreement, Sublandlord has not sublet the Subleased Premises (or granted any other possessory rights therein) to any other party; and Sublandlord has full right and authority to sublease the Subleased Premises to Subtenant subject only to obtaining the consent of Master Landlord; (ii) the Master Lease is in full force and effect and a true, correct and complete copy of the Master Lease (including any and all amendments or modifications thereto) is annexed hereto as Exhibit A and the same has not been amended, modified or extended other than as set forth in Exhibit A; (iii) Sublandlord has not stored or used Hazardous Materials on the Subleased Premises other than in compliance with applicable laws and the Master Lease, and except as otherwise set forth in the Master Lease (including, without limitation, Section 28.26.6 of the Master Lease), Sublandlord is not aware of any Hazardous Materials at the Subleased Premises. (iv) the “Expiration Date” of the Master Lease is November 30, 2033; (v) Master Landlord is not in default (as such term is used in Section 19.5 of the Master Lease) under any of the terms, covenants and conditions of the Master Lease, and Sublandlord has not sent any written notice of default under Section 19.5 of the Master Lease to Master Landlord; (vi) Sublandlord has received no notice of default, and to Sublandlord’s knowledge, Sublandlord is not in default, under any of the terms, covenants and conditions of the Master Lease; and (vii) Sublandlord has received no written notice of any violation of any applicable laws related to the Subleased Premises. As used in this Section 31(a), “to the best of its knowledge” and words of similar import mean the actual, personal knowledge of, and only of, Garrett Morgan, with no imputation of knowledge and no duty of investigation or inquiry. (b) Covenants. Sublandlord hereby covenants and agrees (x) that Sublandlord will not modify or amend the Master Lease or grant any consents or waivers thereunder, in any such case in any manner that would have a material adverse effect on Subtenant’s use and enjoyment of the Subleased Premises during the Term hereof, would increase the obligations or decrease the rights of Subtenant hereunder in any material respect, or would increase the rights or decrease the obligations of Master Landlord or Sublandlord hereunder in any material respect, (y) to promptly deliver to Subtenant after Sublandlord’s receipt of any material notice from Master Landlord concerning the Master Lease and applicable to the Subleased Premises, and (z) Sublandlord shall not exercise any express right to terminate the Master Lease therein resulting in a termination of this Sublease without the consent of Subtenant (which consent shall be determined in Subtenant’s sole and absolute discretion), other than Sublandlord’s right to terminate in connection with a casualty or condemnation. [Remainder of page intentionally left blank. Signature page follows.] IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the date first above written. SUBLANDLORD: BEYOND MEAT, INC. a Delaware corporation By: /s/ Ethan Brown Name: Ethan Brown Title: Chief Executive Officer SUBTENANT: VARDA SPACE INDUSTRIES, INC., a Delaware corporation By: /s/ Jon Barr Name: Jon Barr Title: Chief Operating Officer